UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08231

Spirit of America Investment Fund, Inc.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

              Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

        Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (516) 390-5565

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SPIRIT of AMERICA

SEMI-ANNUAL REPORT

JUNE 30, 2012

HIGH YIELD TAX FREE BOND FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2012 Semi-Annual Report for The Spirit of America High Yield Tax Free Bond Fund (the “Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We have been proud to watch the number of investors grow. We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

United States Treasury Bonds have benefited from Europe’s sovereign debt crisis and signs of slow economic growth. Municipal debt has also benefited with yields close to the lowest level since the 1960s, enticing municipalities to refinance existing higher interest cost borrowings. According to Bloomberg Brief, “States and cities have already sold about $108 billion of bonds to refinance debt this year through June 27, the most for the period since at least 2007; data compiled by Bloomberg show. About 59 percent of issuance has been for refinancing, compared with an average of 40 percent for the previous five years.”

Market Commentary

High yield municipal bonds are typically issued by government entities to finance economic or industrial development projects, as well as, housing, healthcare and environmental projects. Other high yield municipal bonds are issued to finance such things as airport terminals, charter schools, and projects related to utilities. In addition, a large number of bonds have been issued by local governments in anticipation of revenues owed by the tobacco industry. The interest payments are usually covered by a special tax or revenue from the project, and the bonds are often backed by hard assets or mortgage income associated with the project. High yield municipals may also be issued to finance private projects that benefit the community, such as waste remediation or public utilities. In those cases the debt is usually backed and paid for by a corporation. As with the broader municipal market, high yield municipal bonds provide income that is exempt from federal, and sometimes state, income taxes.

Municipal bonds performed well in the first half of 2012. The 30-Year “AAA”

Municipal Market Data (MMD) yield rallied from 3.55% to 3.16% due to Europe’s debt crisis and continued economic difficulties. Municipal yields are close to the lowest in a generation. Twenty-year general obligations yield 3.95 percent, compared with an average of 5.88 percent since 1961, according to a Bond Buyer Index. Investors have added $14.7 billion to municipal-bond mutual funds in 2012, the most for the period since 2009, Lipper US Fund Flows data show.

The question remains, will the second half of 2012 be a year of healing for the global economy or will it be a continuation of the last few years? Spirit of America will be carefully monitoring the economy for clarification on the answer to this question.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX) objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however, we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. Currently, as of June 30, 2012, 97.78% of the portfolio is above investment grade, with 77.52% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of June 30, 2011, the Fund consists of 385 different issues varied across 47 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and public improvement. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside.

Return Summary

Spirit of America High Yield Tax Free Bond Fund saw inflows of $32.3 million, while outflows were $9.3 million for the first half of 2012. Since inception in March of 2008, the Fund has grown to over $128 million in net assets with 4,921 shareholder accounts. The Fund’s Net Asset Value (NAV) went from $9.64 to $9.95 during the first half of 2012. We expect continued growth in assets under management in the future.

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however, it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with Municipal Bonds.

We remain cautious in our approach to the municipal market in that each position is carefully analyzed. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis. AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”),has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

June 30, 2012

New York	23.60%	$30,286,324
Puerto Rico	15.79	20,268,786
New Jersey	5.92	7,599,811
Connecticut	5.72	7,343,651
California	4.56	5,855,021
Florida	4.31	5,535,098
Texas	3.80	4,879,575
Michigan	3.76	4,828,817
Illinois	3.38	4,330,838
Wisconsin	3.32	4,256,569
Pennsylvania	2.31	2,960,103
Indiana	2.16	2,766,450
Maryland	2.07	2,661,948
Ohio	1.99	2,553,692
Georgia	1.60	2,047,079
Massachusetts	1.57	2,018,035
Rhode Island	1.36	1,738,686
Washington	1.05	1,347,940
Louisiana	1.04	1,333,115
Colorado	0.95	1,217,310
Oregon	0.88	1,129,075
New Mexico	0.82	1,055,694
Arizona	0.70	896,049
District of Columbia	0.67	862,113
Maine	0.54	696,150
South Dakota	0.51	649,533
Alaska	0.49	625,010
North Carolina	0.47	608,419
Nebraska	0.41	519,520
Wyoming	0.39	500,750
West Virginia	0.38	488,421
Missouri	0.36	467,386
New Hampshire	0.29	373,157
Iowa	0.26	338,349
South Carolina	0.25	319,490
Kentucky	0.22	281,495
Montana	0.21	274,170
Kansas	0.21	269,225
Mississippi	0.21	266,055
Idaho	0.20	253,117
Oklahoma	0.19	247,600
Tennessee	0.17	220,750
Virginia	0.17	217,369
Utah	0.17	217,065
Minnesota	0.17	212,132
Nevada	0.12	156,489
Virgin Islands	0.08	108,052
North Dakota	0.08	105,197
Alabama	0.08	103,744
Hawaii	0.04	44,314
Total Investments	100.00%	$128,334,738

HIGH YIELD TAX FREE BOND FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2012 TO JUNE 30, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund
	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,055.10	0.90%	$4.62
Hypothetical 5% Return	$1,000.00	$1,020.50	0.90%	$4.55

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183), then divided by 366.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	JUNE 30, 2012 (UNAUDITED)

	Principal
	Amount	Market Value

Municipal Bonds 99.62%

Alabama 0.08%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100 (OID), 6.75%, 02/01/29	$100,000	$103,744

Alaska 0.49%
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100 (OID), 4.13%, 12/01/37	100,000	99,919
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100 (OID), 4.25%, 12/01/40	100,000	100,291
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100 (OID), 5.00%, 06/01/32	500,000	424,800
		625,010

Arizona 0.70%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100 (OID), 5.00%, 07/01/28	100,000	108,133
Pima County Industrial Development Authority, Refunding Revenue Bonds, Series O, Callable 07/01/16 @ 100, 5.00%,07/01/26	745,000	677,764
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100 (AGM), 5.00%, 07/01/28	100,000	110,152
		896,049

California 4.55%
Bay Area Toll Authority, Highway Improvements Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/27	250,000	281,580
California Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 10/01/21 @ 100 (OID), 6.13%, 10/01/30	250,000	303,610
City of Los Angeles Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100 (OID), 3.38%, 06/01/29	100,000	101,049
Cloverdale Unified School District, School Improvements, General Obligation Unlimited, Series A, Callable 08/01/21 @ 100, (AGM) (OID), 5.50%, 08/01/38	250,000	273,117
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	283,253

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal
	Amount	Market Value

California (cont.)
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/26	$ 50,000	$ 53,435
Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	30,000	24,181
Huntington Beach Public Financing Authority, Public Improvements Revenue Bonds, Callable 09/01/21 @ 100 (OID), 4.50%, 09/01/31	250,000	265,403
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, 5.00%, 11/01/25	250,000	281,665
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100 (OID), 5.25%, 11/01/30	250,000	279,233
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, 6.00%, 04/01/35	500,000	579,960
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100 (OID), 6.00%, 04/01/38	100,000	115,927
State of California, Refunding Bonds, General Obligation Unlimited, Callable 02/01/22 @ 100, 4.38%, 02/01/38	500,000	504,075
State of California, Refunding Bonds, General Obligation Unlimited, Callable 02/01/22 @ 100 (OID), 4.00%, 02/01/32	500,000	506,745
State of California, Refunding Bonds, General Obligation Unlimited, Callable 10/01/19 @ 100, 5.00%, 10/01/29	250,000	271,617
State of California, Refunding Notes, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	533,985
State of California, Refunding Notes, General Obligation Unlimited, Callable 08/01/18 @ 100 (OID), 5.00%, 08/01/34	500,000	528,360
University of California, University & College Improvements Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	475,000	488,191
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/20	20,000	23,293

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

California (cont.)
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/28	$140,000	$ 156,342
		5,855,021

Colorado 0.94%
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.25%, 12/01/28	250,000	296,253
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.63%, 12/01/40	250,000	289,370
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	112,492
Montrose Memorial Hospital, Hospital Improvements Revenue Bonds, Callable 12/01/13 @ 102 (OID), 6.00%, 12/01/33	500,000	519,195
		1,217,310

Connecticut 5.70%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100 (GO OF AUTH), 4.90%, 11/15/36	450,000	474,107
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100 (GO OF AUTH), 5.00%, 11/15/41	190,000	199,848
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	250,000	258,717
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100 (GO OF AUTH), 3.35%, 05/15/28	250,000	249,687
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.38%, 11/15/31	100,000	101,760
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.88%, 11/15/46	100,000	105,709
Connecticut Housing Finance Authority, State Multi-Family Housing Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100 (GO OF AUTH), 4.63%, 11/15/41	215,000	224,443

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100 (GO OF AUTH), 3.25%, 11/15/27	$150,000	$149,563
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100 (GO OF AUTH), 3.50%, 05/15/31	250,000	249,993
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100 (GO OF AUTH), 3.75%, 11/15/35	500,000	497,055
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100 (GO OF AUTH), 3.88%, 11/15/38	750,000	742,507
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	250,360
Connecticut Housing Finance Authority, State Single-Family Housing Revenue Bonds, Subseries D-2, Callable 05/01/21 @ 100, 4.15%, 05/15/42	500,000	500,710
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series A, Callable 07/01/21 @100, 5.00%, 07/01/32	385,000	415,942
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	517,085
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100 (OID), 4.25%, 07/01/31	500,000	498,060
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series J, Callable 07/01/22 @ 100 (OID), 4.50%, 07/01/38	500,000	496,210
Connecticut State Health & Educational Facility Authority, Private Primary Schools Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	101,068
Connecticut State Health & Educational Facility Authority, Refunding Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	249,215
Connecticut State Health & Educational Facility Authority, Refunding Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	111,259

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	$250,000	$ 263,605
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100 (OID), 4.75%, 07/01/30	100,000	108,283
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/40	125,000	134,271
State of Connecticut Special Tax Revenue, Refunding Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	121,864
State of Connecticut, Public Improvements General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	264,727
University of Connecticut, University & College Improvements Revenue Bonds, Series A, Callable 02/15/20 @ 100 (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	57,603
		7,343,651

District of Columbia 0.67%
District of Columbia Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Callable 12/01/21 @ 100 (Fannie Mae), 4.90%, 06/01/40	280,000	289,803
District of Columbia, Hospital Improvements Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101 (FSA), 5.45%, 07/15/35	530,000	572,310
		862,113

Florida 4.30%
Citizens Property Insurance Corp. Miscellaneous Purposes Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	166,453
City of Jacksonville, Public Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/34	200,000	227,492
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.35%, 10/01/39	500,000	542,355
City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	113,378
City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	134,005

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100 (OID), 5.25%, 10/01/30	$150,000	$167,502
County of Miami-Dade, Hospital Improvements Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 06/01/39	110,000	118,147
County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B1, Callable 07/01/18 @ 100 (OID), 5.63%, 07/01/38	250,000	281,497
County of Miami-Dade, Recreational Facility Improvements Revenue Bonds, Series C, Callable 10/01/19 @ 100, (Assured Guaranty) (OID), 5.38%, 10/01/28	250,000	278,547
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 08/15/14	100,000	107,875
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.50%, 08/15/24	250,000	281,460
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.75%, 08/15/29	125,000	138,921
Florida Gulf Coast University Financing Corp., University & College Improvements Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	108,630
Florida Higher Educational Facilities Financial Authority, Refunding Revenue Bonds, Callable 04/01/21 @ 100 (OID), 6.00%, 04/01/26	100,000	115,498
Florida Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 5.00%, 07/01/39	105,000	108,836
Florida Municipal Loan Council, Water Utility Improvements Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	110,792
Florida Municipal Loan Council, Water Utility Improvements Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	112,141
FSU Financial Assistance, Inc., Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	549,135
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	227,746

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
Hillsborough County Industrial Development Authority, School Improvements Revenue Bonds, Series A, Callable 05/15/17 @ 100, 5.13%, 05/15/37	$250,000	$ 230,687
Miami-Dade County Educational Facilities Authority, University & College Improvements Revenue Bonds, Series B, (AMBAC) (GO OF UNIV), 5.25%, 04/01/31	260,000	310,583
North Sumter County Utility Dependent District, Water & Utility Improvements Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	432,132
Orange County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.25%, 10/01/19	160,000	185,517
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	52,451
State of Florida, School Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 101 (OID), 5.25%, 07/01/24	380,000	433,318
		5,535,098

Georgia 1.59%
Albany-Dougherty Inner City Authority, University & College Improvements Revenue Bonds, Callable 07/01/20 @ 100 (Assured Guaranty), 5.00%, 07/01/35	250,000	268,720
Albany-Dougherty Payroll Development Authority, University & College Improvements Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	366,373
City of Atlanta Water & Wastewater Revenue, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	282,965
Fulton County Development Authority, Refunding Revenue Bonds, Series A, 5.00%, 10/01/22	150,000	179,195
Fulton County Development Authority, Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100 (OID), 4.25%, 10/01/37	100,000	102,586
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100 (OID), 5.75%, 10/01/31	50,000	58,118
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100 (OID), 5.75%, 10/01/41	250,000	288,357

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Georgia (cont.)
Georgia Housing & Finance Authority, State Single-Family Housing Revenue Bonds, Callable 12/01/21 @ 100, 4.00%, 12/01/37	$500,000	$ 500,765
		2,047,079
Hawaii 0.03%
Hawaii Pacific Health, Hospital Improvements Revenue Bonds, Series B, Callable 07/01/20 @ 100 (OID), 5.75%, 07/01/40	40,000	44,314

Idaho 0.20%
Idaho State Building Authority, Refunding Revenue Bonds, Callable 09/01/22 @ 100 (OID), 4.00%, 09/01/37	250,000	253,117

Illinois 3.36%
City of Chicago Waterworks Revenue, Refunding Revenue Bonds, Callable 11/01/22 @ 100, 4.00%, 11/01/37	500,000	501,660
City of Chicago, Local Multi-Family Housing Revenue Bonds, Callable 08/01/20 @ 100 (Freddie Mac), 4.75%, 02/01/31	250,000	261,590
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/30	500,000	509,100
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/31	500,000	506,705
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/32	500,000	503,930
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/18 @ 100, (Assured Guaranty) (OID), 5.25%, 08/15/47	250,000	260,045
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/21 @ 100 (OID), 5.88%, 08/15/34	100,000	111,127
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 5.50%, 08/15/24	215,000	239,403
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 6.00%, 08/15/38	175,000	194,009
Illinois Finance Authority, University & College Improvements Revenue Bonds, Series A, Callable 10/01/21 @ 100, 4.00%, 10/01/33	300,000	307,683

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Illinois (cont.)
Metropolitan Pier & Exposition Authority, Refunding Revenue Bonds, Series B, Callable 06/15/22 @ 100 (OID), 4.25%, 06/15/42	$ 250,000	$ 245,010
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds (OID), 5.13%, 06/01/19	250,000	287,785
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds, Callable 06/01/21 @ 100 (OID), 6.00%, 06/01/28	250,000	289,780
University of Illinois, University & College Improvements Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	113,011
		4,330,838

Indiana 2.15%
Indiana Finance Authority, Hospital Improvements Revenue Bonds, Callable 11/01/19 @ 100 (OID), 5.25%, 11/01/39	250,000	271,303
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	113,675
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100 (OID), 5.25%, 12/01/38	265,000	289,592
Town of Munster, Public Improvements Tax Allocation Bonds, Callable 07/15/21 @ 100 (OID), 5.13%, 01/15/31	2,000,000	2,091,880
		2,766,450

Iowa 0.26%
Iowa Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/19 @ 100, (Assured Guaranty) (OID), 5.38%, 08/15/29	300,000	338,349

Kansas 0.21%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	269,225

Kentucky 0.22%
Kentucky Municipal Power Agency, Electric Light & Power Improvements Revenue Bonds, Series A, Callable 09/01/20 @ 100 (AGM), 5.00%, 09/01/23	250,000	281,495

Louisiana 1.03%
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/29	250,000	287,115

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Louisiana (cont.)
Parish of St. John Baptist, Industrial Improvements Revenue Bonds, Series A, Callable 06/01/17 @ 100, 5.13%, 06/01/37	$1,000,000	$1,046,000
		1,333,115

Maine 0.54%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100 (OID), 3.63%, 07/01/41	500,000	487,280
Maine State Housing Authority, Local Single-Family Housing Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	105,618
Maine State Housing Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 01/15/20 @ 100, 4.25%, 11/15/27	100,000	103,252
		696,150

Maryland 2.07%
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	371,931
Maryland Community Development Administration, State Multi-Family Housing Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	257,105
Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	509,925
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.38%, 06/01/25	500,000	541,955
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.75%, 06/01/35	445,000	477,658
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/20 @ 100 (OID), 4.63%, 05/15/35	60,000	64,601
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	171,823
Montgomery County Housing Opportunites Commission, Local Multi-Family Housing Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	266,950
		2,661,948

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Massachusetts 1.57%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.20%, 01/01/27	$220,000	$ 242,471
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.25%, 01/01/29	95,000	104,359
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	163,211
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/30	100,000	104,690
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 06/01/20 @ 100 (FHA), 5.25%, 12/01/35	175,000	185,433
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	103,682
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	103,251
Massachusetts Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series 159, Callable 12/01/21 @ 100, 4.05%, 12/01/32	250,000	254,105
Massachusetts State College Building Authority, Refunding Revenue Bonds, Series B, Callable 05/01/22 @ 100, 4.00%, 05/01/43	500,000	504,430
Massachusetts State Water Pollution Abatement, Refunding Revenue Bonds, Subseries 16B, Callable 08/01/20 @ 100, 4.00%, 08/01/42	250,000	252,403
		2,018,035

Michigan 3.75%
Cesar Chavez Academy, Inc., School Improvements, Certificate of Participation, Callable 02/01/13 @ 102, 6.50%, 02/01/33	185,000	189,371
Michigan Public Educational Facilities Authority, School Improvements Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	495,620
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100 (OID), 5.20%, 10/15/31	750,000	854,047

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Michigan (cont.)
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100 (OID), 5.38%, 10/15/36	$100,000	$ 114,654
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.63%, 11/15/29	100,000	111,279
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.75%, 11/15/39	250,000	275,803
Michigan State Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series A2, Callable 04/01/22 @ 100 (GO OF AUTH), 4.50%, 10/01/36	710,000	719,464
Michigan State Housing Development Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 06/01/21 @ 100 (GO OF AUTH), 4.60%, 12/01/26	205,000	216,492
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/48	595,000	469,943
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100 (OID), 6.88%, 06/01/42	250,000	250,037
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	263,457
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	287,580
Western Michigan University, University & College Improvements Revenue Bonds, Callable 11/15/21 @ 100, 5.00%, 11/15/26	500,000	581,070
		4,828,817

Minnesota 0.16%
City of St. Cloud, Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100 (OID), 5.00%, 05/01/25	200,000	212,132

Mississippi 0.21%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	266,055

Missouri 0.36%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 5.88%, 10/01/36	250,000	275,920

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Missouri (cont.)
Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Ginnie Mae) (Fannie Mae), 4.70%, 03/01/35	$185,000	$191,466
		467,386

Montana 0.21%
Montana Facility Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	274,170

Nebraska 0.40%
Nebraska Investment Finance Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 09/01/20 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 6.05%, 09/01/41	215,000	225,563
Nebraska Public Power District, Electric Light & Power Improvements Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	293,957
		519,520

Nevada 0.12%
City of Reno, Hospital Improvements Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	54,209
Nevada Housing Division, State Single-Family Housing Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.40%, 04/01/27	100,000	102,280
		156,489

New Hampshire 0.29%
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	253,380
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100 (FHA), 6.25%, 04/01/26	100,000	119,777
		373,157

New Jersey 5.90%
Essex County Improvement Authority, Public Improvements Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	287,373
Hudson County Improvement Authority, Refunding Revenue Bonds (AGM), 5.40%, 10/01/25	150,000	181,403

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/14 @ 100 (OID), 5.75%, 06/15/29	$450,000	$497,327
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	850,000	979,404
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	109,307
New Jersey Educational Facilities Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, 4.00%, 07/01/32	500,000	500,000
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 01/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 07/01/29	500,000	516,645
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 07/01/21 @ 100 (OID), 6.00%, 07/01/37	200,000	235,574
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	520,000	599,602
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/27	275,000	293,741
New Jersey Higher Education Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/36	65,000	68,979
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	108,140
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @100, 5.25%, 12/01/28	250,000	274,723
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	185,000	195,486
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100 (State Appropriation), 5.00%, 06/15/22	100,000	118,167
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.00%, 06/15/26	750,000	860,557

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	$170,000	$ 193,655
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series B, Callable 06/15/21 @ 100 (OID), 5.00%, 06/15/42	200,000	219,322
Newark Housing Authority, Public Improvements Revenue Bonds, Callable 12/01/19 @ 100 (Assured Guaranty) (GO OF CITY), 6.75%, 12/01/38	750,000	932,677
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series 1A, Callable 06/01/17 @ 100 (OID), 5.00%, 06/01/41	550,000	427,729
		7,599,811

New Mexico 0.82%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	487,026
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/39	225,000	240,163
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (GNMA) (FNMA) (FHLMC), 3.50%, 09/01/27	250,000	250,603
Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100 (OID), 4.50%, 09/01/40	75,000	77,902
		1,055,694

New York 23.51%
City of New York, Public Improvements, General Obligation Unlimited, Series A-1, Callable 08/01/21 @ 100 (OID), 4.50%, 08/01/35	500,000	537,760
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	217,900
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	287,287
Hudson Yards Infrastructure Corp., Transit Improvements Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	62,604

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
Long Island Power Authority, Electric Light & Power Improvements Revenue Bonds, Series A, Callable 05/01/21 @ 100 (AGM), 5.00%, 05/01/36	$125,000	$137,426
Long Island Power Authority, Refunding Revenue Bonds, Series A, Callable 04/01/19 @ 100 (OID), 5.75%, 04/01/39	250,000	285,425
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series A, Callable 11/15/12 @ 100, 5.75%, 11/15/32	250,000	254,560
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/20 @ 100 (OID), 5.25%, 11/15/34	500,000	560,620
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/22 @ 100, 4.00%, 11/15/30	500,000	500,000
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D-1, Callable 11/01/22 @ 100 (OID), 3.75%, 11/01/29	500,000	501,255
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series E, Callable 11/15/12 @ 100, (BHAC-CR) (OID), 5.25%, 11/15/31	500,000	507,525
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100 (OID), 5.00%, 11/15/37	250,000	274,467
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100 (OID), 5.00%, 11/15/46	350,000	376,807
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series C, Callable 11/15/22 @ 100 (OID), 4.25%, 11/15/42	485,000	486,596
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	274,055
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100 (OID), 4.75%, 11/15/36	250,000	263,113
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100 (OID), 4.88%, 11/15/46	100,000	105,492
Monroe County Industrial Development Corp., Hospital Improvements Revenue Bonds, Callable 02/15/21 @ 100 (FHA), 5.75%, 08/15/35	250,000	295,783

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp, Local Multi-Family Housing Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	$100,000	$107,210
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series A, Callable 09/15/19 @ 100 (Fannie Mae), 4.50%, 09/15/25	200,000	208,986
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	517,975
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	262,425
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	105,132
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	255,960
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	259,383
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	176,838
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	259,395
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.95%, 11/01/43	250,000	258,055
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	258,505
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 6.50%, 01/01/46	650,000	708,337
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/31	145,000	150,719

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (NATL-RE), 5.00%, 03/01/36	$ 200,000	$ 205,878
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/46	4,105,000	4,146,132
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	98,467
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	277,595
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100 (OID), 3.38%, 06/15/34	100,000	99,461
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100 (OID), 4.00%, 06/15/39	1,000,000	1,018,080
New York City Municipal Water Finance Authority, Refunding Revenue Bonds, Series FF, Callable 06/15/22 @ 100 (OID), 4.00%, 06/15/45	500,000	494,565
New York City Transitional Finance Authority Building Aid Revenue, School Improvements Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	280,083
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements Revenue Bonds, Series C, Callable 11/01/20 @ 100 (OID), 5.00%, 11/01/33	500,000	565,280
New York City Trust For Cultural Resources, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/39	100,000	108,485
New York Convention Center Development Corp., Recreational Facility Improvements Revenue Bonds, Callable 11/15/15 @ 100 (AMBAC), 5.00%, 11/15/44	250,000	258,493
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	276,350
New York Mortgage Agency, Refunding Revenue Bonds, 5.00%, 04/01/18	50,000	56,357
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,006,180

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 4.00%, 10/01/36	$ 895,000	$ 904,621
New York Mortgage Agency, State Single-Family Housing Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 4.13%, 10/01/40	1,000,000	1,014,160
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/17 @ 100, 5.00%, 05/01/22	650,000	724,308
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	564,725
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100 (OID), 5.50%, 05/01/37	350,000	393,267
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 11/01/16 @ 100, 5.00%, 11/01/34	700,000	739,445
New York State Dormitory Authority, Refunding Revenue Bonds, 5.00%, 08/15/21	100,000	120,074
New York State Dormitory Authority, Refunding Revenue Bonds (GO OF AUTH), 5.00%, 05/15/20	100,000	121,964
New York State Dormitory Authority, Refunding Revenue Bonds (GO OF AUTH), 5.00%, 05/15/22	165,000	203,937
New York State Dormitory Authority, Refunding Revenue Bonds, Callable 05/15/22 @ 100 (GO OF AUTH), 5.00%, 05/15/27	400,000	468,212
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 05/01/21 @ 100 (OID), 5.00%, 05/01/32	500,000	546,160
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 05/01/21 @ 100 (OID), 5.00%, 05/01/41	500,000	528,075
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 07/01/20 @ 100, 5.00%, 07/01/26	300,000	327,411
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 12/15/22 @ 100, 4.00%, 12/15/33	500,000	526,180
New York State Dormitory Authority, School Improvements Revenue Bonds, Series A, Callable 10/01/22 @ 100, (AGM) (State Aid Withholding) (OID), 4.00%, 10/01/38	500,000	494,365

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, School Improvements Revenue Bonds, Series B, Callable 10/01/20 @ 100, (GO OF DISTS) (AGM), 4.75%, 10/01/40	$165,000	$174,316
New York State Dormitory Authority, School Improvements Revenue Bonds, Series D, Callable 10/01/22 @ 100, (AGM) (State Aid Withholding) (OID), 3.50%, 10/01/32	270,000	255,695
New York State Dormitory Authority, School Improvements Revenue Bonds, Series D, Callable 10/01/22 @ 100, (AGM) (State Aid Withholding) (OID), 4.00%, 10/01/37	175,000	173,616
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.25%, 07/01/33	200,000	218,294
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.13%, 07/01/39	250,000	267,945
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	819,090
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100 (OID), 5.25%, 07/01/30	50,000	56,739
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100 (OID), 5.25%, 07/01/31	40,000	45,161
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series B, Callable 07/01/22 @ 100, 4.00%, 07/01/31	125,000	131,199
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	103,353
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	266,125
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	217,819
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	158,687

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100 (SONYMA), 4.75%, 05/01/31	$ 200,000	$ 210,254
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100 (SONYMA), 5.20%, 05/01/42	500,000	525,860
New York State Urban Development Corp., Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	122,251
Tobacco Settlement Financing Corp., Housing Revenue Bonds, Series B-1C, Callable 06/01/13 @ 100, 5.50%, 06/01/19	250,000	261,910
Triborough Bridge & Tunnel Authority, Public Improvements Revenue Bonds, Series A, Callable 11/15/22 @ 100, 4.00%, 11/15/37	250,000	252,105
		30,286,324

North Carolina 0.47%
Charlotte-Mecklenburg Hospital Authority, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100 (OID), 5.25%, 01/15/34	100,000	109,644
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100 (OID), 4.50%, 01/01/22	250,000	276,777
North Carolina Turnpike Authority, Highway Improvements Revenue Bonds, Series A, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 01/01/39	200,000	221,998
		608,419

North Dakota 0.08%
North Dakota Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series B, Callable 01/01/21 @ 100, 4.45%, 01/01/25	100,000	105,197

Ohio 1.98%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 5.88%, 06/01/30	1,395,000	1,094,238
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/42	420,000	331,275
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	67,582

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Ohio (cont.)
Kent State University, Public Improvements Revenue Bonds, Series A, Callable 05/01/22 @ 100 (OID), 4.00%, 05/01/32	$500,000	$ 506,065
Ohio Higher Educational Facility Commission, Hospital Improvements Revenue Bonds, Series A, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	290,905
Ohio Higher Educational Facility Commission, Refunding Revenue Bonds, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/44	250,000	263,627
		2,553,692

Oklahoma 0.19%
Oklahoma Water Resources Board, Water Utility Improvements Revenue Bonds, Series A, Callable 04/01/22 @ 100 (OID), 3.50%, 04/01/36	250,000	247,600

Oregon 0.88%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.00%, 08/15/21	100,000	112,690
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.50%, 08/15/28	250,000	283,145
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM) (OID), 5.13%, 08/15/40	250,000	267,165
Oregon Health & Science University, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100 (OID), 3.88%, 07/01/28	250,000	252,583
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	213,492
		1,129,075

Pennsylvania 2.30%
City of Philadelphia, Public Improvements, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (Assured Guaranty) (OID), 7.13%, 07/15/38	750,000	854,325
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100 (OID), 5.88%, 08/01/31	220,000	238,968
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	151,384

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Pennsylvania (cont.)
Montgomery County Industrial Development Authority, Hospital Improvements Revenue Bonds, Callable 08/01/20 @ 100 (FHA), 5.38%, 08/01/38	$500,000	$ 560,935
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/21 @ 100 (OID), 5.25%, 08/15/26	240,000	283,181
Pennsylvania Higher Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 05/01/13 @ 100 (OID), 5.50%, 05/01/34	100,000	101,358
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.38%, 04/01/29	250,000	283,645
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.50%, 04/01/39	100,000	108,840
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Refunding Revenue Bonds, Callable 08/01/22 @ 100, (AGM) (OID), 4.00%, 02/01/28	375,000	377,467
		2,960,103

Puerto Rico 15.73%
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	350,000	370,591
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	519,460
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100 (CIFG-TCRS), 5.00%, 07/01/29	200,000	203,136
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	261,603
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.38%, 07/01/33	250,000	258,587
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series E, Callable 07/01/16 @ 100 (OID), 5.63%, 07/01/32	625,000	659,275

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Puerto Rico (cont.)
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	$ 250,000	$ 269,055
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	561,520
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100 (AGM), 6.00%, 07/01/33	350,000	391,289
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100 (OID), 6.13%, 07/01/33	100,000	106,964
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/22	250,000	263,060
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	418,106
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/24	300,000	322,440
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100 (OID), 5.13%, 07/01/37	225,000	226,309
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101 (AGM), 5.00%, 07/01/31	200,000	212,646
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	100,000	103,125
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/16 @ 100 (AGM), 6.00%, 07/01/36	500,000	556,590
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/39	1,385,000	1,492,905
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100 (AGM) (OID), 5.25%, 07/01/26	100,000	110,233
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	267,020

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/29	$250,000	$261,265
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/30	250,000	255,123
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.75%, 07/01/37	500,000	523,195
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100 (OID), 5.00%, 07/01/33	200,000	199,740
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100 (OID), 5.25%, 07/01/42	530,000	525,251
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/44	355,000	372,988
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/38	500,000	526,390
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series RR, Callable 07/01/15 @ 100 (AGM), 5.00%, 07/01/20	500,000	536,830
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series XX, Callable 07/01/15 @ 100 (OID), 5.25%, 07/01/35	250,000	256,453
Puerto Rico Electric Power Authority, Refunding Revenue Bonds, Series CCC, Callable 07/01/20 @ 100, 5.00%, 07/01/28	250,000	261,725
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (AGM) (OID), 5.00%, 07/01/32	220,000	220,128
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (AGM) (OID), 5.00%, 07/01/32	30,000	30,000
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/12 @ 100 (AGM), 4.95%, 07/01/26	105,000	105,000

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/20 @ 100 (AGM), 4.95%, 07/01/26	$ 95,000	$ 101,791
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series H, Callable 07/01/12 @ 100, 5.45%, 07/01/35	80,000	80,000
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series H, Callable 07/01/20 @ 100, 5.45%, 07/01/35	20,000	21,030
Puerto Rico Public Buildings Authority, Economic Improvements Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	235,000	254,554
Puerto Rico Public Buildings Authority, Public Improvements Revenue Bonds, Series I, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/33	645,000	653,366
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	50,000	57,853
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	855,000	1,031,147
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100 (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	266,365
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	420,000	485,986
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	275,638
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100 (Commonwealth Guaranteed), 6.00%, 07/01/38	100,000	103,168
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, 5.00%, 07/01/21	150,000	159,253
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, 5.00%, 07/01/22	185,000	195,271
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, 5.25%, 07/01/23	100,000	106,312

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100 (OID), 5.25%, 07/01/42	$ 925,000	$ 916,712
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.38%, 08/01/20	175,000	190,817
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.88%, 08/01/24	250,000	273,383
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100 (OID), 5.25%, 08/01/30	100,000	108,843
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, (AGM) (OID), 5.00%, 08/01/40	250,000	262,355
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/37	420,000	464,058
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series C, Callable 08/01/20 @ 100, 6.00%, 08/01/39	1,500,000	1,696,335
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series C, Callable 08/01/20 @ 100 (OID), 5.38%, 08/01/36	850,000	916,547
		20,268,786

Rhode Island 1.35%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	498,355
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	155,000	154,267
Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	223,600
Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	263,545
Rhode Island Student Loan Authority, Student Loans Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	561,700

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Rhode Island (cont.)
Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/39	$ 35,000	$ 37,219
		1,738,686

South Carolina 0.25%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100 (OID), 5.75%, 08/01/36	250,000	263,757
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/39	50,000	55,733
		319,490

South Dakota 0.50%
City of Sioux Falls Sales Tax Revenue, Public Improvements Revenue Bonds, Series A, Callable 11/15/22 @ 100 (OID), 3.25%, 11/15/30	575,000	545,146
South Dakota Housing Development Authority, State Single-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.70%, 05/01/27	100,000	104,387
		649,533

Tennessee 0.17%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	220,750

Texas 3.79%
City of Houston, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	545,490
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	120,645
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/25	175,000	194,427
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100 (OID), 6.00%, 01/01/38	100,000	114,974
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,341,587

34	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Texas (cont.)
Schertz-Seguin Local Government Corp., Water Utility Improvements Revenue Bonds, Callable 02/01/19 @ 100, (AGM) (OID), 4.75%, 02/01/38	$ 100,000	$ 104,177
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, (Assured Guaranty) (OID), 4.50%, 09/01/19	100,000	111,088
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 09/01/30	1,000,000	1,040,030
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/19 @ 100, (Assured Guaranty) (OID), 5.13%, 09/01/25	100,000	111,543
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, 5.00%, 12/01/16	50,000	57,849
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	112,624
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	111,830
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	913,311
		4,879,575

Utah 0.17%
Utah Housing Corp., State Single-Family Housing Revenue Bonds, Series A1, Callable 01/01/21 @ 100, 5.25%, 01/01/25	100,000	108,473
Utah Housing Corp., State Single-Family Housing Revenue Bonds, Series A1, Callable 01/01/21 @ 100, 5.75%, 01/01/33	100,000	108,592
		217,065

Virgin Islands 0.08%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Series B, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	108,052

Virginia 0.17%
Virginia Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series E, Callable 04/01/20 @ 100 (GO OF AUTH), 4.50%, 10/01/45	215,000	217,369

HIGH YIELD TAX FREE BOND FUND	35

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Washington 1.05%
Washington Health Care Facilities Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.63%, 10/01/38	$ 500,000	$ 566,710
Washington Health Care Facilities Authority, Refunding Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	266,700
Washington State Housing Finance Commission, State Single-Family Housing Revenue Bonds, Series 2N, Callable 06/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.70%, 06/01/36	500,000	514,530
		1,347,940

West Virginia 0.38%
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	272,387
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	216,034
		488,421

Wisconsin 3.30%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	443,536
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	103,846
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 04/15/15 @ 100 (OID), 5.63%, 04/15/33	100,000	106,556
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/15/21 @ 100 (AGM), 5.00%, 07/15/27	1,050,000	1,147,199
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series A, Callable 08/15/13 @ 100, (OID), 5.13%, 08/15/33	1,815,000	1,832,369
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, Callable 08/15/16 @ 100, 5.13%, 08/15/30	500,000	517,275

36	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Wisconsin (cont.)
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	$100,000	$ 105,788
		4,256,569

Wyoming 0.39%
Wyoming Community Development Authority, Refunding Revenue Bonds, Series 2, Callable 12/01/21 @ 100, 4.25%, 12/01/37	500,000	500,750

Total Investments — 99.62% (Cost $119,636,279*)		$128,334,738
Cash and Other Assets Net of Liabilities — 0.38%		488,691

NET ASSETS — 100.00%		$128,823,429

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal.

AMBAC - Insured by AMBAC Indemnity Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

CIFG - Insured by CDC IXIS Financial Guaranty.

FGIC - Insured by Financial Guaranty Insurance Corp.

FHA - Insured by Federal Housing Administration.

FSA - Financial Security Assurance.

GO - General Obligation

MBIA - Insured by MBIA.

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

TCRS - Transferable Custodial Receipts.

*	The aggregate cost for federal income tax purposes is $119,638,838, and net unrealized appreciation consists of:

Gross unrealized appreciation	$8,789,571
Gross unrealized depreciation	(93,671)
Net unrealized appreciation	$8,695,900

HIGH YIELD TAX FREE BOND FUND	37

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2012 (UNAUDITED)

ASSETS
Investments in securities at value (cost $119,636,279) (Note 1)	$128,334,738
Receivable for Fund shares sold	693,876
Receivable for investments sold	244,063
Dividends and interest receivable	1,745,609
Prepaid expenses	37,292
TOTAL ASSETS	131,055,578

LIABILITIES
Due to custodian	595,749
Payable for Fund shares redeemed	133,767
Payable for investments purchased	1,178,376
Payable for investment advisory fees	36,217
Payable for distributions to shareholders	208,270
Payable for distribution fees (Note 3)	16,108
Other accrued expenses	63,662
TOTAL LIABILITIES	2,232,149
NET ASSETS	$128,823,429
Net assets applicable to 12,949,889 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$128,823,429
Net asset value and redemption price per share ($128,823,429 ÷ 12,949,889 shares)	$9.95
Maximum offering price per share ($9.95 ÷ 0.9525)	$10.45

SOURCE OF NET ASSETS
As of June 30, 2012, net assets consisted of:
Paid-in capital	$121,192,740
Accumulated net realized loss on investments	(1,067,770)
Net unrealized appreciation on investments	8,698,459
NET ASSETS	$128,823,429

See accompanying notes to financial statements.

38	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$3,073,296
TOTAL INVESTMENT INCOME	3,073,296

EXPENSES
Investment Advisory fees (Note 3)	347,627
Distribution fees (Note 3)	86,907
Accounting and Administration fees	94,072
Auditing fees	8,472
Chief Compliance Officer salary (Note 3)	2,832
Custodian fees	16,176
Directors’ fees	5,421
Insurance expense	15,292
Legal fees	6,547
Printing expense	27,680
Registration fees	8,756
Transfer Agent fees	59,125
Other expenses	1,071
TOTAL EXPENSES	679,978
Fees waived and reimbursed by Adviser (Note 3)	(158,538)
NET EXPENSES	521,440
NET INVESTMENT INCOME	2,551,856

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	413,713
Net change in unrealized appreciation/depreciation of investments	2,964,361
Net realized and unrealized gain on investments	3,378,074
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,929,930

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	39

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$2,551,856	$5,034,060
Net realized gain (loss) from investment transactions	413,713	(682,303)
Net change in unrealized appreciation/depreciation of investments	2,964,361	6,974,854
Net increase in net assets resulting from operations	5,929,930	11,326,611

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(2,551,856)	(5,034,061)
Total distributions to shareholders	(2,551,856)	(5,034,061)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	30,839,720	33,309,253
Shares issued from reinvestment of distributions	1,505,769	3,266,808
Shares redeemed	(9,377,479)	(30,645,335)
Increase in net assets derived from capital share transactions (a)	22,968,010	5,930,726
Total increase in net assets	26,346,084	12,223,276

NET ASSETS
Beginning of period	102,477,345	90,254,069
End of period	$128,823,429	$102,477,345

(a) Transactions in capital stock were:
Shares sold	3,112,925	3,588,339
Shares issued from reinvestment of distributions	152,011	354,418
Shares redeemed	(948,938)	(3,296,904)
Increase in shares outstanding	2,315,998	645,853

See accompanying notes to financial statements.

40	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended 6/30/12 (Unaudited)	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/09	For the Period Ended 12/31/08*

Net Asset Value, Beginning of Period	$9.64	$9.04	$9.31	$7.59	$10.00

Income from Investment Operations:
Net investment income	0.22 [1]	0.49 [1]	0.51 [1]	0.55 [1]	0.47 [1]
Net realized and unrealized gain (loss) on investments	0.31	0.60	(0.27)	1.73	(2.41)
Total from investment operations	0.53	1.09	0.24	2.28	(1.94)

Less Distributions:
Distributions from net investment income	(0.22)	(0.49)	(0.51)	(0.56)	(0.47)
Total distributions	(0.22)	(0.49)	(0.51)	(0.56)	(0.47)
Net Asset Value, End of Period	$9.95	$9.64	$9.04	$9.31	$7.59
Total Return[2]	5.51%[3]	12.41%	2.44%	30.78%	(20.05%)
Ratios/Supplemental Data
Net assets, end of period (000)	$128,823	$102,477	$90,254	$67,929	$22,974
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.17%[4]	1.20%	1.22%	1.41%	1.84%[4]
After expense reimbursement or recapture	0.90%[4]	0.90%	0.90%	0.90%	0.30%[4]
Ratio of net investment income to average net assets	4.40%[4]	5.28%	5.32%	6.22%	6.42%[4]
Portfolio turnover	9.44%[3]	23.10%	8.66%	5.87%	6.63%[3]

1	Calculated based on the average number of shares outstanding during the period.
2	Calculation does not reflect sales load.
3	Calculation is not annualized.
4	Calculation is annualized.
*	The Fund commenced operations on February 29, 2008.

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2012 (UNAUDITED)

Note 1 - Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund, a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.
• Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –

Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of June 30, 2012 is as follows:

High Yield Tax Free Bond Fund
Valuation Inputs
Level 1 - Quoted Prices	$—
Level 2 - Other Significant Observable Inputs *	128,334,738
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$128,334,738
* Security Types as defined in the Schedule of Investments

During the six months ended June 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended June 30, 2012, excluding short-term investments, were $35,406,157 and $10,813,941, respectively.

HIGH YIELD TAX FREE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the six months ended June 30, 2012 were $347,627.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2013. For the six months ended June 30, 2012, the Adviser reimbursed the Fund $158,538.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of June 30, 2012 was $938,927. Of this balance, $222,225 will expire in 2012, $267,931 will expire in 2013, $290,233 will expire in 2014 and $158,538 will expire in 2015.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the six months ended June 30, 2012, fees paid to the Distributor under the Plan were $86,907.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended June 30, 2012, sales charges received by the Distributor were $1,479,527. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $2,000, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended June 30, 2012, the Fund was allocated $2,832 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

44	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 - Federal Income Taxes

The tax character of distributions paid during the year ended December 31, 2011 is as follows:

Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2011	$576,209	$4,457,852	$0	$5,034,061

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes. The tax character of distributions paid during the year ending December 31, 2012 will be reported in the December 31, 2012 Annual Report.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $1,480,642, of which $40,049 and $570,717 are available to reduce future required distributions of net capital gains to shareholders through the years of 2016 and 2017, respectively.

As of December 31, 2011, the Fund had a short-term capital loss carryforward of $366,467 and a long-term capital loss carryforward of $503,409 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a

HIGH YIELD TAX FREE BOND FUND	45

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

For the year ended December 31, 2011, the Fund had Deferred Post-October Losses of $841.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint (the “Complaint”) from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason are appealing the decision and expect to be vindicated. The appeal, which could potentially take between one (1) and four (4) years, stays the enforcement of any fines, sanctions and/or suspensions. However, there cannot be any assurance that, if FINRA were ultimately to be successful in this action, and assess fines and/or sanctions against Mr. Mason and/or DLA, such fines and/or sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter

46	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 7 - Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

HIGH YIELD TAX FREE BOND FUND	47

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

SPIRIT of AMERICA

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America SOAHY-SAR12

SPIRIT
of AMERICA

SEMI-ANNUAL REPORT

JUNE 30, 2012

REAL ESTATE INCOME AND GROWTH FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Semi-Annual Report for the Spirit of America Real Estate Income and Growth Fund (the “Fund”). This includes a review of our performance for the first half of 2012, and our thoughts on the economy, and the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the economic challenges our country is facing, we see indications that the economy

Sincerely,

continued to grow in the first half of 2012. As the economy recovered, we found opportunities to accumulate stocks at what we believe were attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the bricks and mortar of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other properties. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of property values.

We appreciate your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest, natural disasters and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

Economic growth appears to have slowed in mid-2012, as financial markets were roiled by the European debt crisis, and economic data from Asia was weaker than expected. Nonetheless, growth in the U.S. remained positive throughout the first half of the year. Although unemployment remained unacceptably high, ending the first six months of the year at 8.2%, we note that first time jobless claims remain well below peak levels, and private sector nonfarm payrolls have maintained continuous growth for over a year and a half. These are both very positive signs for future economic expansion.

While we believe that the economy will continue to expand as we head into the second half of 2012, we are taking a more cautious approach. In our view, tighter financial conditions in the second quarter of 2012 could lead to slower than expected growth in the second half of the year. Also, we note weakness in consumer confidence, and a decline in retail sales following an unseasonably warm winter. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the first half of 2012, the S&P 500 provided a total return of 9.49%. Shares of companies in the financial sector have generally been more volatile than the broader market following the passage of Dodd-Frank financial overhaul legislation, and that continued to be the case in the face of the lingering threat of sovereign debt defaults in the Euro zone, and headline grabbing trading losses at major banks. As members of the financial sector, REITs were not immune from these concerns. However, stock volatility for the industry was significantly below year ago levels. For the first half of year the MSCI US REIT Index provided a total return of 14.89%, once again outperforming the S&P 500 by a significant margin.

We believe real estate companies have begun to benefit from increasing availability of credit, improving fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public capital markets to issue bonds and raise equity. This means they have been able to meet debt maturities and shore up their financial stability more quickly than their private peers. As a result, we believe publicly traded REITs, with their lower cost of capital, will continue to outperform the private real estate markets over the near term.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund (SOAAX) remained diversified across several property types, and many geographic areas.

In late 2011, as volatility increased, the Fund had reduced its exposure to companies with higher average debt ratios, and retrenched to what we viewed as a somewhat more defensive position. The Fund also added some preferred stocks to the portfolio in an effort to reduce volatility, and increase income.

Entering into 2012, the Fund increased its exposure to more economically sensitive companies. While this may have been a contrarian view, in light of the slowdown in economic growth and the European debt crisis, we remained committed to our macroeconomic view, and our belief that the aforementioned events were buying opportunities.

Relative to our benchmark index, the Fund was underweight Healthcare and Self

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Storage and Shopping Center REITs. Given the sharp decline in home ownership and an increased propensity to rent, the Fund was on average overweight Residential REIT shares. The Fund’s overweight position in hotel shares was predicated on a rebound in business travel given rising corporate profits.

Return Summary

The Spirit of America Real Estate Income and Growth Fund had a total return of 15.14% (no load, gross of fees) for the six months ending June 30, 2012 (Source: BNY Mellon). We believe this compares favorably to the 14.89% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.78% for Class A shares, or 0% and 2.48% respectively for class B shares, into account. Over the past one year period, the Fund provided a total return of 0.55% including all fees and sales load. As of June 30, 2012, the Fund’s annualized three year return was 29.12 % per year, while the five year annualized return was (3.77) % and the average annual return over the past ten years was 4.86%, (Source: BNY Mellon).

Average Annual Total Returns

For the Periods Ended June 30, 2012

	Class A Shares	Class B Shares

1 Year (with sales charge)	0.55%[a]	(0.34%)[b]

1 Year (without sales charge)	6.14%	5.41%

5 Years (with sales charge)	(3.77%)[a]	(3.72%)[b]

5 Years (without sales charge)	(2.72%)	(3.40%)

10 Years (with sales charge)	4.86%[a]	4.68%[b]

10 Years (without sales charge)	5.43%	4.68%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.
b	Reflects a contingent deferred sales charge of 5.75%.

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America

Real Estate Income and Growth Fund

June 30, 2012

Apartments (REITs)	20.03%	$28,588,212
Regional Malls (REITs)	17.41	24,858,899

Diversified (REITs)	13.53	19,313,744
Hotels (REITs)	12.24	17,467,607

Health Care (REITs)	11.39	16,257,131
Office Space (REITs)	10.44	14,900,700

Shopping Centers (REITs)	7.50	10,703,570
Industrial (REITs)	3.12	4,452,598

Storage (REITs)	2.12	3,022,742
Manufactured Homes (REITs)	1.44	2,053,975

Net Lease (REITs)	0.78	1,123,113

Total Investments	100.00%	$142,742,291

REAL ESTATE INCOME AND GROWTH FUND	3

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2012 TO JUNE 30, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund
	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return
Class A	$1,000.00	$1,141.20	1.78%	$ 9.53
Class B	$1,000.00	$1,137.30	2.48%	$13.25
Hypothetical 5% Return
Class A	$1,000.00	$1,016.10	1.78%	$ 8.97
Class B	$1,000.00	$1,012.60	2.48%	$12.48

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (183), multiplied by the number of days in the period, then divided by 366.

4	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value
Common Stocks 96.24%

Apartments (REITs) 19.94%
Apartment Investment & Management Co., Class A	75,000	$2,027,250
Associated Estates Realty Corp.	225,372	3,369,311
BRE Properties, Inc.	40,000	2,000,800
Camden Property Trust	40,000	2,706,800
Colonial Properties Trust	25,000	553,500
Equity Residential	125,000	7,795,000
Essex Property Trust, Inc.	10,000	1,539,200
Home Properties, Inc.	41,000	2,515,760
Mid-America Apartment Communities, Inc.	30,000	2,047,200
UDR, Inc.	156,091	4,033,391
		28,588,212

Diversified (REITs) 12.51%
Coresite Realty Corp.	25,000	645,500
Digital Realty Trust, Inc.	80,000	6,005,600
DuPont Fabros Technology, Inc.	160,000	4,569,600
Lexington Realty Trust	50,000	423,500
Vornado Realty Trust	75,000	6,298,500

		17,942,700

Health Care (REITs) 11.34%
HCP, Inc.	190,000	8,388,500
Health Care REIT, Inc.	29,300	1,708,190
Healthcare Realty Trust, Inc.	84,994	2,026,257

National Health Investors, Inc.	50,200	2,556,184
Ventas, Inc.	25,000	1,578,000

		16,257,131

Hotels (REITs) 9.91%
Ashford Hospitality Trust, Inc.	167,520	1,412,194
Chesapeake Lodging Trust	24,300	418,446
DiamondRock Hospitality Co.	95,103	970,051
FelCor Lodging Trust, Inc.*	768,000	3,609,600
Hersha Hospitality Trust	163,400	862,752
Host Hotels & Resorts, Inc.	275,000	4,350,500
LaSalle Hotel Properties	25,000	728,500
Pebblebrook Hotel Trust	10,000	233,100
Strategic Hotels & Resorts, Inc.*	125,000	807,500
Sunstone Hotel Investors, Inc.*	75,000	824,250
		14,216,893

Industrial (REITs) 3.11%
First Industrial Realty Trust, Inc.*	30,000	378,600
ProLogis, Inc.	122,600	4,073,998
		4,452,598

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	5

SCHEDULE OF INVESTMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Manufactured Homes (REITs) 1.43%
Sun Communities, Inc.	46,428	$2,053,975

Net Lease (REITs) 0.78%
National Retail Properties, Inc.	39,700	1,123,113

Office Space (REITs) 10.39%
BioMed Realty Trust, Inc.	110,000	2,054,800
Boston Properties, Inc.	75,000	8,127,750
Douglas Emmett, Inc.	20,000	462,000
Hudson Pacific Properties, Inc.	45,000	783,450
Kilroy Realty Corp.	10,000	484,100
Mack-Cali Realty Corp.	20,000	581,400
SL Green Realty Corp.	30,000	2,407,200
		14,900,700

Regional Malls (REITs) 17.26%
CBL & Associates Properties, Inc.	100,000	1,954,000
Glimcher Realty Trust	50,000	511,000
Macerich Co. (The)	50,000	2,952,500
Pennsylvania Real Estate Investment Trust	40,000	599,200
Simon Property Group, Inc.	100,000	15,566,000
Tanger Factory Outlet Centers, Inc.	50,858	1,629,999
Taubman Centers, Inc.	20,000	1,543,200
		24,755,899

Shopping Centers (REITs) 7.46%
DDR Corp.	113,000	1,654,320
Equity One, Inc.	30,000	636,000
Federal Realty Investment Trust	25,000	2,602,250
Kimco Realty Corp.	200,000	3,806,000
Regency Centers Corp.	20,000	951,400
Weingarten Realty Investors	40,000	1,053,600
		10,703,570

Storage (REITs) 2.11%
CubeSmart	40,000	466,800
Sovran Self Storage, Inc.	51,027	2,555,942
		3,022,742
Total Common Stocks
(Cost $92,440,618)		138,017,533

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Preferred Stocks 3.30%

Diversified (REITs) 0.96%
Dupont Fabros Technology, Inc. Series B 7.63%	7,800	$ 202,644
Vornado Realty Trust Series H 6.75%	46,000	1,168,400
		1,371,044

Hotels (REITs) 2.27%
Ashford Hospitality Trust, Inc. Series E 9.00%	20,000	525,000
FelCor Lodging Trust, Inc. Series C 8.00%	30,000	790,800
Hersha Hospitality Trust Series B 8.00%	3,000	76,350
Pebblebrook Hotel Trust Series B 8.00%	40,000	1,047,600
Sunstone Hotel Investors, Inc. Series D 8.00%	31,934	810,964
		3,250,714

Regional Malls (REITs) 0.07%
Pennsylvania Real Estate Investment Trust Series A 8.25%	4,000	103,000
Total Preferred Stocks (Cost $4,213,022)		4,724,758

Total Investments — 99.54% (Cost $96,653,640**)		$142,742,291
Cash and Other Assets Net of Liabilities — 0.46%		662,173
NET ASSETS — 100.00%		$143,404,464

REITs - Real Estate Investment Trusts
* Non-income producing security.
** Aggregate cost for federal income tax purposes is $97,767,504, and net unrealized appreciation consists of:

Gross unrealized appreciation		$ 49,022,904
Gross unrealized depreciation		(4,048,116)
Net unrealized appreciation		$ 44,974,788

REAL ESTATE INCOME AND GROWTH FUND	7

STATEMENT OF ASSETS AND LIABILITIES | JUNE 30, 2012 (UNAUDITED)

ASSETS
Investments in securities at value (cost $96,653,640) (Note 1)	$142,742,291
Dividends and interest receivable	393,403
Receivable for investments sold	1,111,150
Receivable for Fund shares sold	178,475
Prepaid expenses	44,261
TOTAL ASSETS	144,469,580

LIABILITIES
Due to custodian	100,563
Payable for Fund shares redeemed	328,986
Payable for investments purchased	362,138
Payable for investment advisory fees	113,681
Payable for distributions to shareholders	25,543
Payable for distribution fees	36,009
Other accrued expenses	98,196
TOTAL LIABILITIES	1,065,116
NET ASSETS	$143,404,464

Class A Shares
Net assets applicable to 14,050,026 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$141,998,223
Net asset value and redemption price per Class A Share ($141,998,223 ÷ 14,050,026 shares)	$10.11
Maximum offering price per share ($10.11 ÷ 0.9475)	$10.67

Class B Shares
Net assets applicable to 136,813 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$1,406,241
Net asset value and redemption price per Class B Share ($1,406,241 ÷ 136,813 shares)(a)	$10.28

SOURCE OF NET ASSETS
As of June 30, 2012, net assets consisted of: Paid-in capital	$131,699,560
Undistributed net investment income	794,773
Accumulated net realized loss on investments	(35,178,520)
Net unrealized appreciation on investments	46,088,651
NET ASSETS	$143,404,464

(a)	Redemption price varies based on length of time held.

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$2,400,724
Interest	185
TOTAL INVESTMENT INCOME	2,400,909

EXPENSES
Investment Advisory fees (Note 3)	688,279
Distribution fees - Class A (Note 3)	210,596
Distribution fees - Class B (Note 3)	7,579
Administration and Accounting fees	76,598
Auditing fees	10,653
Chief Compliance Officer salary (Note 3)	3,482
Custodian fees	12,567
Directors’ fees	6,870
Insurance expense	22,090
Legal fees	8,225
Printing expense	26,489
Registration fees	9,305
Transfer Agent fees	182,709
Other expenses	1,461
NET EXPENSES	1,266,903
NET INVESTMENT INCOME	1,134,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions and REITs	7,894,622
Net change in unrealized appreciation/depreciation of investments	9,753,064
Net realized and unrealized gain on investments	17,647,686
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,781,692

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$1,134,006	$634,726
Net realized gain (loss) from investment transactions and REITs	7,894,622	(23,489,957)
Net change in unrealized appreciation/depreciation of investments	9,753,064	25,060,422
Net increase in net assets resulting from operations	18,781,692	2,205,191

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
Class A	(337,470)	(634,726)
Class B	(1,763)	—
Total distributions from net investment income	(339,233)	(634,726)
Return of capital:
Class A	—	(2,114,298)
Class B	—	(15,613)
Total distributions from return of capital to shareholders	—	(2,129,911)
Total distributions to shareholders	(339,233)	(2,764,637)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold:
Class A	6,712,201	17,425,857
Class B	3,652	26,425
Shares issued from reinvestment of distributions:
Class A	289,315	2,333,825
Class B	1,398	12,204
Shares redeemed:
Class A	(22,284,456)	(63,630,023)
Class B	(315,180)	(820,207)
Decrease in net assets derived from capital share transactions (a)	(15,593,070)	(44,651,919)
Total increase (decrease) in net assets	2,849,389	(45,211,365)
NET ASSETS
Beginning of period	140,555,075	185,766,440
End of period	$143,404,464	$140,555,075
Undistributed net investment income	$794,773	$—

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
(a) Transactions in capital stock were:
Shares sold:
Class A	701,873	1,907,243
Class B	365	2,871
Shares issued from reinvestment of distributions:
Class A	29,075	260,191
Class B	138	1,333
Shares redeemed:
Class A	(2,336,184)	(7,035,731)
Class B	(32,435)	(90,268)
Decrease in shares outstanding	(1,637,168)	(4,954,361)

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	11

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.	Class A For the Six Months Ended June 30, 2012 (Unaudited)	Class A For the Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$8.88	$8.94

Income from Investment Operations:
Net investment income	0.08 [1]	0.03 [1]
Net realized and unrealized gain (loss) on investments	1.17	0.08
Total from investment operations	1.25	0.11

Less Distributions:
Distributions from net investment income	(0.02)	(0.04)
Distributions from capital gains	—	—
Distributions from return of capital	—	(0.13)
Total distributions	(0.02)	(0.17)
Net Asset Value, End of Period	$10.11	$8.88
Total Return[2]	14.12%[3]	1.24%
Ratios/Supplemental Data
Net assets, end of period (000)	$141,998	$139,027
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.78%[4]	1.74%
After expense reimbursement or recapture	1.78%[4]	1.74%
Ratio of net investment income to average net assets	1.61%[4]	0.38%
Portfolio turnover	3.18%[3]	6.71%

	Class B For the Six Months Ended June 30, 2012 (Unaudited)	Class B For the Year Ended December 31, 2011
Net Asset Value, Beginning of Period	$9.05	$9.09

Income from Investment Operations:
Net investment income	0.04 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	1.20	0.07
Total from investment operations	1.24	0.05

Less Distributions:
Distributions from net investment income	(0.01)	—
Distributions from capital gains	—	—
Distributions from return of capital	—	(0.09)
Total distributions	(0.01)	(0.09)
Net Asset Value, End of Period	$10.28	$9.05
Total Return[5]	13.73%[3]	0.54%

Ratios/Supplemental Data
Net assets, end of period (000)	$1,406	$1,528
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.48%[4]	2.44%
After expense reimbursement or recapture	2.48%[4]	2.44%
Ratio of net investment income to average net assets	0.87%[4]	(0.26)%
Portfolio turnover	3.18%[3]	6.71%

1	Calculated based on the average number of shares outstanding during the period.
2	Calculation does not reflect sales load.
3	Calculation is not annualized.
4	Calculation is annualized.
5	Calculation does not reflect CDSC charges.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS (CONT.)

Class A For the Year Ended December 31, 2010	Class A For the Year Ended December 31, 2009	Class A For the Year Ended December 31, 2008	Class A For the Two-Month Period Ended December 31, 2007*	Class A For the Year Ended October 31, 2007
$6.87	$5.38	$11.31	$14.42	$16.22
0.04 [1]	0.12 [1]	0.32 [1]	0.08	0.32
2.18	1.58	(5.77)	(2.14)	(0.94)
2.22	1.70	(5.45)	(2.06)	(0.62)
(0.04)	(0.12)	(0.31)	(0.08)	(0.32)
(0.11)	—	(0.09)	(0.95)	(0.86)
—	(0.09)	(0.08)	(0.02)	—
(0.15)	(0.21)	(0.48)	(1.05)	(1.18)
$8.94	$6.87	$5.38	$11.31	$14.42
32.41%	32.20%	(48.46)%	(14.53)%[3]	(4.09)%

$183,450	$157,212	$111,160	$215,592	$253,674

1.75%	1.99%	1.85%	1.75%[4]	1.68%
1.77%	1.97%	1.85%	1.75%[4]	1.68%
0.47%	2.25%	3.26%	3.82%[4]	2.04%
12.68%	17.74%	80.23%	0.42%[3]	4.20%

Class B For the Year Ended December 31, 2010	Class B For the Year Ended December 31, 2009	Class B For the Year Ended December 31, 2008	Class B For the Two-Month Period Ended December 31, 2007*	Class B For the Year Ended October 31, 2007
$6.97	$5.48	$11.54	$14.68	$16.49
(0.01)[1]	0.11 [1]	0.25 [1]	0.06	0.21
2.21	1.56	(5.84)	(2.17)	(0.95)
2.20	1.67	(5.59)	(2.11)	(0.74)
—	(0.09)	(0.29)	(0.06)	(0.21)
(0.08)	—	(0.10)	(0.95)	(0.86)
—	(0.09)	(0.08)	(0.02)	—
(0.08)	(0.18)	(0.47)	(1.03)	(1.07)
$9.09	$6.97	$5.48	$11.54	$14.68
31.63%	31.01%	(48.80)%	(14.64)%[3]	(4.78)%

$2,317	$2,662	$2,991	$7,645	$9,491

2.45%	2.70%	2.54%	2.45%[4]	2.38%
2.47%	2.67%	2.54%	2.45%[4]	2.38%
(0.09)%	2.09%	2.46%	3.12%[4]	1.34%
12.68%	17.74%	80.23%	0.42%[3]	4.20%

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

NOTES TO FINANCIAL STATEMENTS | JUNE 30, 2012 (UNAUDITED)

Note 1 - Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund, a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The Fund offers two classes of shares (Class A Shares and Class B Shares). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share of each class of the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of June 30, 2012 is as follows:

Real Estate Income and Growth Fund
Valuation Inputs
Level 1 - Quoted Prices *	$142,742,291
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$142,742,291
* Industries as defined in the Schedule of Investments

During the six months ended June 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Net Asset Value Per Share: The methodology and procedures for determining NAV are identical for each class of shares, but due to the specific distribution expenses and other costs allocable to each class of shares, the NAV of each class of shares will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

G. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ JUNE 30, 2012 (UNAUDITED)

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended June 30, 2012, excluding short-term investments, were $4,521,454 and $20,318,505, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the six months ended June 30, 2012, were $688,279.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares and Class B Shares will not exceed 1.97%, and 2.67%, respectively, of the average daily net assets of each class through April 30, 2013. For the six months ended June 30, 2012, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the six months ended June 30, 2012, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at June 30, 2012.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the six months ended June 30, 2012, fees paid to the Distributor under the Plan were $210,596 for Class A Shares and $7,579 for Class B Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended June 30, 2012, sales charges on Class A Shares paid to the Distributor were $319,594. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares. Certain redemptions of the Fund’s Class B Shares made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the six months ended June 30, 2012, CDSC fees on Class B Shares paid to the Distributor were $2,029.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $2,000, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended June 30, 2012, the Fund was allocated $3,482 of the Chief Compliance Officer’s salary.

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Note 5 – Federal Income Taxes

The tax character of distributions paid for the year ended December 31, 2011 is as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2011
Class A	$634,726	$0	$634,726	$2,114,298	$2,749,024
Class B	0	0	0	15,613	15,613
	$634,726	$0	$634,726	$2,129,911	$2,764,637

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes. The tax character of distributions paid during the year ending December 31, 2012 will be reported in the December 31, 2012 Annual Report.

As of December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

As of December 31, 2011, the Fund had a long-term capital loss carryforward of $23,604,676 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ JUNE 30, 2012 (UNAUDITED)

For the year ended December 31, 2011, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint (the “Complaint”) from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason are appealing the decision and expect to be vindicated. The appeal, which could potentially take between one (1) and four (4) years, stays the enforcement of any fines, sanctions and/or suspensions. However, there cannot be any assurance that, if FINRA were ultimately to be successful in this action, and assess fines and/or sanctions against Mr. Mason and/or DLA, such fines and/or sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ JUNE 30, 2012 (UNAUDITED)

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

20	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America SOARE-SAR12

SPIRIT of AMERICA

SEMI-ANNUAL REPORT

JUNE 30, 2012

LARGE CAP VALUE FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As the New Year begins, we welcome this opportunity to share with you, our investors, the Semi-Annual Report for the Spirit of America Large Cap Value Fund (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamental qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President	Alpana Sen Portfolio Manager

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

All signs showed that the US economy has slowed down. Unemployment in June was at 8.2% and job growth slowed to average 75,000 new jobs per month in the second quarter compared to 226,000 per month in the first quarter.

Weak employment data shows that the US is growing at a slower pace. First quarter Gross Domestic Product (GDP), came in at 1.9%. This rate was lowered from the original rate of 2.2% reported in April. Also, significantly lower than the 3.0% rate reported during the first quarter last year.

New home sales dropped in June from a two-year high due to a dearth of construction which led to a lack of inventory. Low mortgage rates and stabilizing home prices have revitalized buyers despite high unemployment. Existing home sales in June reached an eight-month low as banks maintained stricter lending standards.

Market Summary

The first six months of the year was in many ways similar to last year: a choppy, risk on/risk off market continuing the challenging environment. Stocks that had high dividend yields, dividend growth and share buybacks were rewarded. Risks overseas (European crisis and China slowing down) and in the US (fiscal policy and the election) continued to weigh on the market. However, unlike last year, stocks managed to outperform bonds in the US in the first half of 2012.

US corporate profits have been strong; however, we may be seeing signs of the weakening economy affecting company’s earnings. We are seeing more analysts revise earnings per share to the downside and economic data came in less than expected. We are also seeing company managements be more cautious on giving long term guidance.

Fund Summary

The Fund remained diversified within the 10 main sectors of the S&P 500 Index. Our greatest performance came from the information technology sector. The second largest contributor to the Fund’s return came from the financial sector followed by the consumer discretionary sector.

We remain true to our principles in that there is nothing fancy about our strategy. We have continued to screen holdings on the premise that investing in companies with strong fundamentals produces the greatest value in the long run. The Fund continues to invest in companies which we believe to have solid financial statements, growing earnings and those that are market leaders in their industries.

Return Summary

The Spirit of America Large Cap Value Fund (SOAVX) had a total return of 10.20% year-to-date ending June 30, 2012, beating the S&P 500 Index, which returned 9.48%. The five year return as of June 30, 2012 was 2.28%, beating the Benchmark, which returned 0.22%. The Fund returned 7.13% since its inception in August of 2002, beating the Benchmark, which returned 6.24%.

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% and expense ratio of 1.92% (Source: BNY Mellon) into account. Including sales charge and expenses, the 1 Year Total Return of the Fund as of June 30, 2012 was (.98)%. The 5 Year Total Return was (.78)% and since the inception of the Fund was 4.48%.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

June 30, 2012

Information Technology	18.78%	$9,814,020

Financials	16.23	8,483,933

Consumer Staples	13.18	6,889,440

Industrials	11.42	5,965,973

Health Care	11.12	5,813,684

Consumer Discretionary	10.63	5,553,477

Energy	6.98	3,647,209

Telecommunication Services	5.00	2,614,960

Materials	3.77	1,968,716

Utilities	2.89	1,509,790
Total Investments	100.00%	$52,261,202

LARGE CAP VALUE FUND	3

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JANUARY 1, 2012 TO JUNE 30, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund
	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,091.60	1.92%	$10.04
Hypothetical 5% Return	$1,000.00	$1,015.40	1.92%	$9.67

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183), then divided by 366.

4	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Common Stocks 94.49%

Consumer Discretionary 10.29%

Bed Bath & Beyond, Inc.*	7,000	$432,600
Ford Motor Co.	2,500	23,975
Home Depot, Inc. (The)	20,000	1,059,800
McDonald’s Corp.	9,380	830,411
NIKE, Inc., Class B	10,700	939,246
Royal Caribbean Cruises, Ltd.	3,500	91,105
Time Warner, Inc.	11,100	427,350
Walt Disney Co. (The)	24,100	1,168,850
Wyndham Worldwide Corp.	11,000	580,140

		5,553,477

Consumer Staples 12.77%

Altria Group, Inc.	31,200	1,077,960
Coca-Cola Co. (The)	7,600	594,244
Estee Lauder Cos., Inc. (The), Class A	7,900	427,548
Hershey Co. (The)	3,500	252,105
Kimberly-Clark Corp.	3,200	268,064
Kraft Foods, Inc., Class A	16,500	637,230
PepsiCo, Inc.	13,250	936,245
Philip Morris International, Inc.	15,249	1,330,628
Procter & Gamble Co. (The)	9,900	606,375
PVH Corp.	4,000	311,160
Wal-Mart Stores, Inc.	6,424	447,881

		6,889,440

Energy 6.76%

Chevron Corp.	2,000	211,000
ConocoPhillips	13,700	765,556
Devon Energy Corp.	3,850	223,261
Exxon Mobil Corp.	16,050	1,373,399
Halliburton Co.	5,000	141,950
Schlumberger, Ltd.	12,575	816,243
Suncor Energy, Inc.	4,000	115,800

		3,647,209

Financials 14.35%

American Express Co.	10,000	582,100
American Tower Corp. REIT	4,050	283,135
Bank of America Corp.	39,100	319,838
Citigroup, Inc.	14,500	397,445
Equity Residential REIT	9,700	604,892
Goldman Sachs Group, Inc. (The)	4,615	442,394
Hartford Financial Services Group, Inc.	7,500	132,225
JPMorgan Chase & Co.	22,927	819,182
Kimco Realty Corp. REIT	11,890	226,267
MetLife, Inc.	6,875	212,094
Principal Financial Group, Inc.	7,000	183,610
ProLogis, Inc. REIT	7,588	252,149

See accompanying notes to financial statements.	LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Financials (cont.)

Royal Bank of Canada	4,200	$215,124
Simon Property Group, Inc. REIT	7,159	1,114,370
Starwood Property Trust, Inc. REIT	11,700	249,327
US Bancorp	3,200	102,912
Vornado Realty Trust REIT	7,300	613,054
Wells Fargo & Co.	29,686	992,700

		7,742,818

Health Care 10.78%

Allergan, Inc.	2,580	238,830
Bristol-Myers Squibb Co.	10,000	359,500
Covidien PLC	9,500	508,250
Express Scripts Holding Co.*	4,668	260,614
Johnson & Johnson	12,710	858,688
McKesson Corp.	6,000	562,500
Merck & Co., Inc.	17,600	734,800
Pfizer, Inc.	28,300	650,900
UnitedHealth Group, Inc.	15,800	924,300
Watson Pharmaceuticals, Inc.*	6,150	455,039
WellPoint, Inc.	4,080	260,263

		5,813,684

Industrials 11.06%

3M Co.	9,350	837,760
Boeing Co.	11,130	826,959
Caterpillar, Inc.	11,000	934,010
CSX Corp.	42,750	955,890
General Electric Co.	60,381	1,258,340
Tyco International, Ltd.	7,700	406,945
United Parcel Service, Inc., Class B	8,226	647,880
United Technologies Corp.	1,300	98,189

		5,965,973

Information Technology 18.19%

Adobe Systems, Inc.*	4,200	135,954
Apple, Inc.*	5,000	2,920,000
Cisco Systems, Inc.	18,500	317,645
Cognizant Technology Solutions Corp., Class A*	3,750	225,000
EMC Corp.*	28,300	725,329
Intel Corp.	26,400	703,560
International Business Machines Corp.	9,358	1,830,238
Microsoft Corp.	25,550	781,575
Oracle Corp.	30,800	914,760
QUALCOMM, Inc.	7,500	417,600
Texas Instruments, Inc.	14,925	428,198
Visa, Inc., Class A	3,350	414,161

		9,814,020

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Materials 3.65%

Alcoa, Inc.	5,000	$43,750
Dow Chemical Co. (The)	8,650	272,475
Du Pont (E.I.) de Nemours & Co.	13,500	682,695
Eastman Chemical Co.	1,000	50,370
Newmont Mining Corp.	8,000	388,080
Nucor Corp.	4,050	153,495
Packaging Corp. of America	13,380	377,851

		1,968,716

Telecommunication Services 4.13%

AT&T, Inc.	31,350	1,117,941
Verizon Communications, Inc.	24,940	1,108,334

		2,226,275

Utilities 2.51%

Consolidated Edison, Inc.	11,200	696,528
Wisconsin Energy Corp.	16,600	656,862

		1,353,390
Total Common Stocks (Cost $38,207,237)		50,975,002

Preferred Stocks 2.38%

Financials 1.37%

Aegon NV 6.38%	5,000	122,150
Aegon NV 8.00%	3,000	79,170
American Financial Group, Inc. 6.38%	5,000	128,750
BGC Partners, Inc. 8.13%	5,000	126,250
Goldman Sachs Group, Inc. (The) 6.13%	2,000	52,640
Public Storage REIT Series R 6.35%	2,000	55,500
Public Storage REIT Series T 5.75%	2,500	65,975
Vornado Realty Trust REIT Series J 6.88%	4,000	110,680

		741,115

Telecommunication Services 0.72%

Qwest Corp. 7.00%	5,000	128,000
Telephone & Data Systems, Inc. 7.00%	4,000	106,800
United States Cellular Corp. 6.95%	5,742	153,885

		388,685

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Utilities 0.29%

NextEra Energy Capital Holdings, Inc. Series G 5.70%	1,000	$26,450
NextEra Energy Capital Holdings, Inc. Series H 5.63%	5,000	129,950

		156,400
Total Preferred Stocks (Cost $1,210,986)		1,286,200

Total Investments — 96.87% (Cost $39,418,223**)		52,261,202
Cash and Other Assets Net of Liabilities — 3.13%		1,688,343

NET ASSETS — 100.00%		$53,949,545

REIT—Real Estate Investment Trust

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $39,622,881, and net unrealized appreciation consists of:

Gross unrealized appreciation	$14,328,014
Gross unrealized depreciation	(1,689,693)

Net unrealized appreciation	$12,638,321

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES | JUNE 30, 2012 (UNAUDITED)

ASSETS

Investments in securities at value (cost $39,418,223) (Note 1)	$52,261,202
Cash	1,652,637
Dividends and interest receivable	81,986
Receivable for Fund shares sold	108,315
Prepaid expenses	19,943

TOTAL ASSETS	54,124,083

LIABILITIES

Payable for Fund shares redeemed	69,976
Payable for investment advisory fees	43,135
Payable for distribution fees (Note 3)	13,341
Payable for transfer agent fees	10,250
Payable for printing fees	15,387
Other accrued expenses	22,449

TOTAL LIABILITIES	174,538

NET ASSETS	$53,949,545

Net assets applicable to 3,868,270 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$53,949,545

Net asset value and redemption price per share ($53,949,545 ÷ 3,868,270 shares)	$13.95

Maximum offering price per share ($13.95 ÷ 0.9475)	$14.72

SOURCE OF NET ASSETS

As of June 30, 2012, net assets consisted of:
Paid-in capital	$46,622,763
Undistributed net investment income	111,312
Accumulated net realized loss on investments	(5,627,509)
Net unrealized appreciation on investments	12,842,979

NET ASSETS	$53,949,545

See accompanying notes to financial statements.	LARGE CAP VALUE FUND	9

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)
INVESTMENT INCOME

Dividends (net of foreign taxes withheld of $831)	$619,180
Interest	195

TOTAL INVESTMENT INCOME	619,375

EXPENSES

Investment Advisory fees (Note 3)	256,760
Distribution fees (Note 3)	79,410
Accounting and Administration fees	45,798
Auditing fees	8,473
Chief Compliance Officer salary (Note 3)	1,298
Custodian fees	8,344
Directors’ fees	2,532
Insurance expense	7,899
Legal fees	3,050
Printing expense	17,906
Registration fees	5,356
Transfer Agent fees	68,985
Other expenses	1,096

NET EXPENSES	506,907

NET INVESTMENT INCOME	112,468

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	962,081
Net change in unrealized appreciation/depreciation of investments	3,468,701

Net realized and unrealized gain on investments	4,430,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,543,250

10	SPIRIT OF AMERICA	See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
OPERATIONS

Net investment income	$112,468	$146,290
Net realized gain from investment transactions	962,081	186,059
Net change in unrealized appreciation/depreciation of investments	3,468,701	(673,550)

Net increase (decrease) in net assets resulting from operations	4,543,250	(341,201)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income	—	(183,200)

Total distributions to shareholders	—	(183,200)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)

Shares sold	5,937,651	10,670,855
Shares issued from reinvestment of distributions	—	176,385
Shares redeemed	(6,207,453)	(19,007,600)

Decrease in net assets derived from capital share transactions (a)	(269,802)	(8,160,360)

Total increase (decrease) in net assets	4,273,448	(8,684,761)

NET ASSETS

Beginning of period	49,676,097	58,360,858

End of period	$53,949,545	$49,676,097
Undistributed net investment income/ Distributions in excess of net investment income	$111,312	$(1,156)

(a) Transactions in capital stock were:

Shares sold	432,783	820,602
Shares issued from reinvestment of distributions	—	13,727
Shares redeemed	(452,808)	(1,498,044)

Decrease in shares outstanding	(20,025)	(663,715)

See accompanying notes to financial statements.
	LARGE CAP VALUE FUND	11

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Six Months Ended 06/30/12 (Unaudited)	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Two-Month Period Ended 12/31/07*	For the Year Ended 10/31/07
Net Asset Value, Beginning of Period	$ 12.78	$ 12.82	$ 11.55	$ 9.83	$ 14.29	$ 15.52	$ 14.23

Income from Investment Operations:

Net investment income	0.03 [1]	0.03 [1]	0.00 [1,2]	0.07 [1]	0.07 [1]	0.01	0.03
Net realized and unrealized gain (loss) on investments	1.14	(0.02)	1.28	1.72	(4.46)	(0.35)	1.84

Total from investment operations	1.17	0.01	1.28	1.79	(4.39)	(0.34)	1.87

Less Distributions:

Distributions from net investment income	(0.00)	(0.05)	(0.01)	(0.07)	(0.07)	(0.01)	(0.03)
Distributions from capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)[2]	(0.88)	(0.55)

Total distributions	(0.00)	(0.05)	(0.01)	(0.07)	(0.07)	(0.89)	(0.58)

Net Asset Value, End of Period	$ 13.95	$ 12.78	$ 12.82	$ 11.55	$ 9.83	$ 14.29	$ 15.52
Total Return[3]	9.16%[4]	0.05%	11.09%	18.32%	(30.81%)	(2.30%)[4]	13.56%

Ratios/Supplemental Data

Net assets, end of period (000)	$53,950	$49,676	$58,361	$55,377	$44,416	$66,112	$66,487
Ratio of expenses to average net assets:
Before expense waiver, reimbursement or recapture	1.92%[5]	1.89%	1.91%	2.06%	2.03%	1.95%[5]	1.93%
After expense waiver, reimbursement or recapture	1.92%[5]	1.96%	1.97%	1.97%	1.97%	1.97%[5]	1.97%
Ratio of net investment income to average net assets	0.42%[5]	0.26%	(0.03)%	0.70%	0.56%	0.21%[5]	0.23%
Portfolio turnover	5.23%[4]	19.04%	44.50%	50.57%	44.76%	—	22.14%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Calculation does not reflect sales load.
[4]	Calculation is not annualized.
[5]	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

12	SPIRIT OF AMERICA	See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS | JUNE 30, 2012 (UNAUDITED)

Note 1 - Significant Accounting Policies

Spirit of America Large Cap Value Fund, a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15,1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1–	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3–	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LARGE CAP VALUE FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of June 30, 2012 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1—Quoted Prices *	$52,261,202
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total Market Value of Investments	$52,261,202

* Industries as defined in the Schedule of Investments

During the six months ended June 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities Purchases and proceeds from the sales of securities for the six months ended June 30, 2012, excluding short-term investments, were $2,728,578 and $4,604,515, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the six months ended June 30, 2012 were $256,760.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2013. For the six months ended June 30, 2012, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the six months ended June 30, 2012, the Fund reimbursed the Adviser no expenses previously waived. There is no balance of recoverable expenses to the Adviser at June 30, 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the six months ended June 30, 2012, fees paid to the Distributor under the Plan were $79,410.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended June 30, 2012, sales charges received by the Distributor were $331,321. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $2,000, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended June 30, 2012, the Fund was allocated $1,298 of the Chief Compliance Officer’s salary.

Note 4 - Federal Income Taxes

The tax character of distributions paid for the year ended December 31, 2011 is as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions

12/31/2011	$183,200	$0	$183,200

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes. The tax character of distributions paid during the year ending December 31, 2012 will be reported in the December 31, 2012 Annual Report.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $6,377,971, which $2,464,329, $3,065,485 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2016, 2017, and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

At December 31, 2011, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint (the “Complaint”) from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.) | JUNE 30, 2012 (UNAUDITED)

and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason are appealing the decision and expect to be vindicated. The appeal, which could potentially take between one (1) and four (4) years, stays the enforcement of any fines, sanctions and/or suspensions. However, there cannot be any assurance that, if FINRA were ultimately to be successful in this action, and assess fines and/or sanctions against Mr. Mason and/or DLA, such fines and/or sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 6 - Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

18	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

SPIRIT of AMERICA

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America SOALC-SAR12

SPIRIT of AMERICA

SEMI-ANNUAL REPORT

JUNE 30, 2012

INCOME FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2012 Semi-Annual Report for The Spirit of America Income Fund (the “Fund”). The Fund began operations on December 31, 2008. It is our flagship fund; the largest fund in the Spirit of America Family.

Now that 2012 is halfway through, our excitement continues in managing this fund that is now over 3 years old. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals and continues to do so as it is designed to deliver attractive returns to our investors. This year has shown strong and steady growth for the Fund and we look forward to continued inflows and further development in structure and diversification going forward.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We are proud of the increasing number of investors in the Fund since its inception. Your support is sincerely appreciated and we look forward to your continued investment in The Spirit of America Income Fund.

Sincerely,

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

INCOME FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The world continued to deliver constant reminders of the tumultuous society in which we live. Every day is fraught with unexpected news. There were a series of revolutions and civil wars throughout North Africa and the Middle East. Syria continued to struggle in a civil war that seemed to worsen at every turn.

Chronic financial woes continued to fracture the European Union. April and May in particular, were difficult months for investors in the global stock market. The debt crisis in the region ramped up again after the New Democratic Party, which is pro-bail out, lost the Greek election. More countries such as Spain were beginning to feel pressure, as their banks were next on the list to potentially seek bailouts from international monetary resources.

Market Commentary

Local governments in California have continued to strain under the weight of national economic burdens and local policies. In less than a month 3 California municipalities, Stockton, Mammoth Lakes, and the City of San Bernadino, have filed for bankruptcy under Chapter 9.

These bankruptcy filings highlight the challenges faced by many local municipalities, not only in California, but throughout the nation. Many local governments are struggling with recouping tax revenues lost during the combined housing meltdown and recession and slow economic recovery.

However, we believe there is a silver lining to all of the negative news and speculation about the municipal market. We believe that it could be a catalyst for making the industry even stronger than it is. While we maintain that it is important to acknowledge the budgetary problems that some issuers are having, we are beginning to see some municipalities making cuts in nonessential programs, spending and other budgetary issues in order to decrease the likelihood of defaults.

During the 2nd quarter, California voters in San Diego and San Jose approved plans to cut government spending on pension obligations. Although widely refuted by labor advocates, the mayors of both cities pressed strongly for the reforms to improve the health of municipalities in hopes that it would spark movement in other cities and for the state as a whole.

In the state of Wisconsin, Governor Scott Walker survived a recall election and continued to work on his 2010 campaign promise to close the state’s $3.6 billion budget gap. Part of his plan includes making the difficult decisions needed to address the federal, state and local budgetary issues, which includes the unpopular cuts to publicly funded pensions.

The Spirit of America Income Fund continued to reap the benefits of its decision to invest in taxable municipal bonds, particularly the Build America Bond Program (BAB’s) which are now less available in the marketplace since the end of the program in 2010. Additionally, the taxable municipal market rallied in the first half of the year. Yields on the 30-year Taxable AAA MMD scale fell from 3.94% on the first business day in January, to 3.67% at the end of June.

The outstanding question still remains, will 2012 be a year of healing for the global economy or will it be a continuation of the last few years? Spirit of America will be carefully monitoring the economy and world events for clarification on the answer to this question.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Fund Summary

The Spirit of America Income Fund (SOAIX) is the newest of the Spirit of America Family of Funds and is now the largest fund in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, and collateralized mortgage obligations.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results, our results have validated that belief.

At the end of the first half of 2012, the Fund had over 72% of its assets in taxable municipal bonds. We remain cautious in our approach to the municipal market in that each position is carefully analyzed. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

Return Summary

The Fund continues to grow at a steady and healthy pace. In fact, during the first half of the year the Fund reached over $213 million dollars. Thanks to the continued growing number of investors and share price appreciation, we have been able to reach this milestone. The Net Asset Value rose to over $12 per share. Our expectations are for continued growth in assets under management.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

As of June 30, 2012, approximately 95% of the Spirit of America Income Fund was investment grade. Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with municipal bonds.

INCOME FUND	3

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis. AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.) (UNAUDITED)

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

June 30, 2012
Municipal Bonds	74.27%	$154,631,312
Preferred Stocks	14.17	29,491,036
Corporate Bonds	11.04	22,983,372
Collateralized Mortgage Obligations	0.52	1,080,736
Total Investments	100.00%	$208,186,456

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JANUARY 1, 2012 TO JUNE 30, 2012

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,059.50	1.10%	$5.66
Hypothetical 5% Return	$1,000.00	$1,019.50	1.10%	$5.55

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183), then divided by 366.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Collateralized Mortgage Obligations 0.51%
Banc of America Mortgage Securities, Inc., 5.50%, 08/25/33	$129,778	$129,930
Citicorp Mortgage Securities, Inc., 5.00%, 02/25/35	329,000	320,723
Citicorp Mortgage Securities, Inc., 6.00%, 04/25/36	100,000	99,713
Countrywide Home Loan Mortgage Pass Through Trust, A27, 5.50%, 10/25/35	111,000	93,083
Countrywide Home Loan Mortgage Pass Through Trust, A7, 5.50%, 10/25/35	120,000	99,557
Mastr Asset Securitization Trust, 5.50%, 10/25/33	159,000	162,680
Wamu Mortgage Pass Through Certificates, A11, 5.50%, 11/25/33	97,939	100,106
Wamu Mortgage Pass Through Certificates, A2, 5.50%, 11/25/33	74,291	74,944
Total Collateralized Mortgage Obligations (Cost $ 779,459)		1,080,736
Municipal Bonds 72.28%

Alabama 0.89%
City of Montgomery, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 02/01/20 @ 100, 5.70%, 02/01/40	500,000	548,540
University of Alabama, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100 (OID), 6.13%, 06/01/39	715,000	799,098
University of Alabama, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100 (OID), 6.13%, 06/01/42	500,000	556,335
		1,903,973

Arizona 1.45%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 09/01/27	250,000	280,300
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,548,265
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,272,141
		3,100,706

California 7.40%
Alhambra Unified School District, School Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	555,963
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1, 6.92%, 04/01/40	250,000	342,450

See accompanying notes to financial statements. INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

California (cont.)
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, Series A2 (OID), 6.75%, 06/01/40	$250,000	$306,013
City of Tulare, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100 (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,131,100
Colton Joint Unified School District, School Improvements General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,105,210
County of San Bernardino, Refunding Revenue Bonds (AGM), 6.02%, 08/01/23	195,000	210,099
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	599,770
Napa Valley Unified School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, 6.51%, 08/01/43	500,000	654,485
Oakland Redevelopment Agency, Economic Improvements Tax Allocation Bonds, Series T, (OID), 8.50%, 09/01/20	500,000	569,490
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	229,298
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	565,540
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,495,116
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,234,340
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	633,170
State of California, Recreational Facility Improvements Build America Bonds, General Obligation Unlimited, Callable 11/01/20 @ 100, 7.70%, 11/01/30	2,600,000	3,067,064
State of California, School Improvements Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 7.95%, 03/01/36	1,500,000	1,776,360
West Contra Costa Unified School District, School Improvements General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,360,963
		15,836,431

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Colorado 0.39%
Adams State College, University & College Improvements, Build America Revenue Bonds, Series C, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	$250,000	$269,000
City of Brighton, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	288,425
County of Gunnison, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	284,663
		842,088

Connecticut 0.79%
City of Bridgeport, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 08/15/20 @ 100 (AGM), 6.57%, 08/15/28	1,000,000	1,128,510
City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100 (AGM), 6.10%, 09/01/30	500,000	567,885
		1,696,395

District of Columbia 0.27%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100 (OID), 7.00%, 07/01/34	500,000	585,350

Florida 6.79%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.03%, 07/01/30	100,000	108,118
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.28%, 07/01/40	200,000	217,998
City of Miami Gardens, Public Improvements Build America Bonds, Certificate of Participation, 7.17%, 06/01/26	1,250,000	1,435,813
City of Miami, Refunding Revenue Bonds (OID), 6.75%, 12/01/18	1,000,000	1,135,920
City of Miami, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 7.55%, 12/01/25	465,000	527,756

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.14%, 09/01/35	$300,000	$334,833
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	282,963
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	461,223
County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,278,650
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Callable 04/01/19 @ 100 (Assured Guaranty), 6.97%, 04/01/39	750,000	821,010
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	554,030
County of Miami-Dade, Recreational Facilities Improvements Revenue Bonds, Series D (Assured Guaranty), 7.08%, 10/01/29	250,000	294,303
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	547,185
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.62%, 07/01/40	400,000	441,800
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,125,920
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	188,486
Florida Governmental Utility Authority, Refunding Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,123,490
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	275,115
Florida State Department of Environmental Protection, Public Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,801,395

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Florida (cont.)
Osceola County School Board, School Improvements, Certificate of Participation, 6.66%, 04/01/27	$1,000,000	$1,102,500
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100 (AGM), 6.85%, 10/01/40	250,000	291,717
Town of Miami Lakes, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	177,605
		14,527,830

Georgia 1.75%
Municipal Electric Authority of Georgia, Electric Light & Power Improvements, Build America Revenue Bonds, 7.06%, 04/01/57	2,500,000	2,646,875
Municipal Electric Authority of Georgia, Refunding Revenue Bonds, Series A, 4.98%, 01/01/28	1,000,000	1,095,340
		3,742,215

Idaho 0.43%
Idaho Water Resource Board, Water Utility Improvements Revenue Bonds, Callable 09/01/22 @ 100 (OID), 5.25%, 09/01/24	900,000	929,997

Illinois 8.63%
Chicago Board of Education, School Improvements, General Obligation Unlimited, 6.32%, 11/01/29	250,000	286,947
Chicago Transit Authority, Pension Funding Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	416,983
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	111,339
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	513,335
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	153,003
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	335,777
City of Chicago, Public Improvements Build America Bonds, General Obligation Unlimited, 7.52%, 01/01/40	470,000	597,774

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Illinois (cont.)
City of Chicago, Public Improvements General Obligation Unlimited, Series B, 5.43%, 01/01/42	$1,500,000	$1,500,420
City of Chicago, Public Improvements, General Obligation Unlimited, 7.78%, 01/01/35	500,000	641,105
City of Chicago, Public Improvements, General Obligation Unlimited, Series B, 6.03%, 01/01/42	500,000	533,405
City of Chicago, Refunding Revenue Bonds, Series B, 5.50%, 01/01/35	1,465,000	1,631,790
City of Markham, Public Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/20 @ 100 (AGM), 7.40%, 12/01/25	1,250,000	1,437,388
Henry Hospital District, Hospital Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/19 @ 100 (AGM), 6.65%, 12/01/29	840,000	934,189
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,107,040
Lake County School District No. 56, School Improvements Build America Bonds, General Obligation Unlimited, Callable 01/01/21 @ 100, 5.90%, 01/01/25	535,000	614,613
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 7.75%, 04/01/30	250,000	297,665
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 8.15%, 04/01/41	250,000	299,947
State of Illinois, Pension Funding, General Obligation Unlimited, 5.10%, 06/01/33	2,000,000	1,892,400
State of Illinois, Public Improvements Build America Bonds, General Obligation Unlimited, 6.63%, 02/01/35	1,885,000	2,050,051
State of Illinois, Public Improvements General Obligation Unlimited, Series B (OID), 5.75%, 01/01/37	250,000	249,997
Village of Glenwood, Public Improvements Build America Bonds, General Obligation Unlimited (AGM), 7.03%, 12/01/28	1,500,000	1,828,365
Village of Rosemont, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	571,715

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Illinois (cont.)
Will County Forest Preservation District, Public Improvements Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	$400,000	$458,132
		18,463,380

Indiana 0.26%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	500,000	562,385

Kansas 0.22%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	465,925

Kentucky 1.24%
Kentucky Municipal Power Agency, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.49%, 09/01/37	250,000	277,150
Paducah Independent School District Finance Corp., School Improvements Revenue Bonds, Callable 12/01/21 @ 100 (SEEK), 5.00%, 12/01/30	1,000,000	1,069,620
Perry County School District Finance Corp., School Improvements Revenue Bonds, Callable 12/01/21 @ 100. (SEEK) (State Intercept Program), 5.00%, 12/01/30	1,000,000	1,033,310
Princeton Electric Plant Board, Electric Light & Power Improvements, Build America Revenue Bonds, Series B, Callable 11/01/19 @ 100, (Assured Guaranty) (OID), 7.00%, 11/01/42	250,000	274,537
		2,654,617

Louisiana 0.54%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100 (Assured Guaranty), 7.20%, 02/01/42	1,070,000	1,159,324

Massachusetts 0.64%
City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	240,000	272,311
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, 6.43%, 10/01/35	750,000	904,163

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Massachusetts (cont.)
University of Massachusetts Building Authority, University & College Improvements Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	$165,000	$189,799
		1,366,273

Michigan 3.52%
Avondale School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 5.75%, 05/01/32	500,000	545,610
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.60%, 05/01/30	150,000	165,981
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.85%, 05/01/35	100,000	110,416
City of Oak Park, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 7.00%, 05/01/36	250,000	263,010
Comstock Park Public Schools, School Improvements General Obligation Unlimited, Callable 05/01/21 @ 100 (Q-SBLF), 6.20%, 05/01/24	200,000	222,976
County of Oakland, Pension Funding, Certificate of Participation, Callable 04/01/14 @ 100 (OID), 6.25%, 04/01/26	1,000,000	1,031,750
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	282,410
L’Anse Creuse Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.59%, 05/01/40	200,000	219,314
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.83%, 05/01/40	250,000	269,235
Michigan Finance Authority, School Improvements Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	564,810
Michigan Finance Authority, School Improvements Revenue Bonds, Series C, Callable 05/01/21 @ 100 (Q-SBLF), 6.20%, 05/01/22	500,000	558,205
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A (OID), 7.31%, 06/01/34	2,855,000	2,121,294

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Michigan (cont.)
Milan Area Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100 (Q-SBLF) (OID), 7.10%, 05/01/34	$400,000	$452,204
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 5.90%, 05/01/27	150,000	163,501
St. Johns Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 6.65%, 05/01/40	250,000	284,210
St. Joseph School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.66%, 05/01/35	250,000	272,687
		7,527,613

Mississippi 0.29%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, Series B, 6.59%, 01/01/35	500,000	614,225

Missouri 2.85%
City of Kansas City, Public Improvements Revenue Bonds, Callable 03/01/22 @ 100 (OID), 5.25%, 03/01/32	500,000	523,090
City of Kansas City, Refunding Revenue Bonds, Series D, 7.83%, 04/01/40	2,500,000	2,961,575
City of Sedalia, Sewer Improvements Build America Bonds, Certificate of Participation, Callable 06/01/20 @ 100 (AGM), 6.50%, 06/01/24	250,000	289,057
City of St. Charles, Water Utility Improvements Build America Bonds, Certificate of Participation, Series B, Callable 08/01/20 @ 100, 5.65%, 02/01/30	250,000	269,270
Missouri Joint Municipal Electric Utility Commission, Electric Light & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	626,781
Missouri Joint Municipal Electric Utility Commission, Electric Light & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,436,480
		6,106,253

Nebraska 0.10%
Nebraska Public Power District, Electric Light & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	223,966

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Nevada 2.61%
City of Las Vegas, Public Improvements Build America Bonds, Certificate of Participation, Callable 09/01/19 @ 100 (OID), 7.75%, 09/01/29	$1,100,000	$1,323,267
County of Clark, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	1,385,000	1,628,926
County of Clark, Transit Improvements Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100 (OID), 7.00%, 07/01/38	1,000,000	1,164,750
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	310,815
Las Vegas Valley Water District, Water Utility Improvements Build America Bonds, General Obligation Limited, Series A, Callable 06/01/19 @ 100, 7.10%, 06/01/39	800,000	925,840
Pershing County School District, School Improvements Build America Bonds, General Obligation Limited, Series A, Callable 04/01/20 @ 100 (Permanent School Fund Guaranteed), 6.25%, 04/01/30	220,000	238,918
		5,592,516

New Jersey 3.33%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (County Guaranteed) (OID), 5.00%, 10/01/24	500,000	520,510
New Jersey Economic Development Authority, Housing Revenue Bonds, Series A2, (XLCA), 6.31%, 07/01/26	750,000	826,305
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	578,130
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,121,030
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	534,715
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, Series A, 7.10%, 01/01/41	250,000	352,717
New Jersey Transportation Trust Fund Authority, Transit Improvements, Build America Revenue Bonds, Series C, Callable 12/15/20 @ 100, 6.10%, 12/15/28	2,295,000	2,611,641

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New Jersey (cont.)
South Jersey Transportation Authority, Highway Improvements, Build America Revenue Bonds, Series A (OID), 7.00%, 11/01/38	$500,000	$584,670
		7,129,718

New York 7.14%
Battery Park City Authority, Public Improvements, Build America Revenue Bonds, Series A, Callable 11/01/19 @ 100, 6.38%, 11/01/39	250,000	281,770
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	280,853
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series D, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	579,580
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series G-1, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	573,760
County of Nassau, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	541,540
County of Nassau, Public Improvements Build America Bonds, General Obligation Unlimited, Series G (Assured Guaranty), 5.38%, 10/01/24	500,000	561,860
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	1,050,656
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	150,564
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,282,970
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,937,610
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	587,085
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,687,900
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds (NATL-RE), 5.90%, 03/01/46	550,000	519,992

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

New York (cont.)
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.12%, 06/15/42	$250,000	$285,645
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Series EE, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	233,468
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds (State Aid Withholding), 6.83%, 07/15/40	500,000	674,725
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100 (State Aid Withholding), 7.13%, 07/15/30	500,000	602,290
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	575,595
New York City Transitional Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,118,560
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100 (GO OF BOND BANK), 6.88%, 12/15/34	500,000	548,670
Western Nassau County Water Authority, Water Utility Improvements, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	189,000
		15,264,093

North Carolina 0.13%
County of Cabarrus, School Improvements Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	267,453

North Dakota 0.49%
North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	1,048,120

Ohio 2.85%
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	556,580
American Municipal Power, Inc., Electric Light & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,250,000	1,674,713

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Ohio (cont.)
County of Cuyahoga, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	$1,000,000	$1,232,760
County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.83%, 12/01/31	250,000	281,637
County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.86%, 12/01/33	250,000	280,520
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	603,400
Madison Local School District Lake County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100 (School District Credit Program), 5.70%, 04/01/35	250,000	273,523
Mariemont City School District, Refunding Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	120,000	131,468
Springfield Local School District Summit County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100 (School District Credit Program), 5.65%, 09/01/31	200,000	222,318
State of Ohio, Public Improvements, Build America Revenue Bonds, Series B, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	299,840
Three Rivers Local School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100 (AGM), 6.37%, 12/01/47	500,000	534,615
		6,091,374

Oklahoma 0.26%
Bryan County Independent School District No. 72 Durant, School Improvements Build America Bonds, Certificate of Participation, Series A, Callable 12/01/19 @ 102 (OID), 6.80%, 12/01/33	500,000	550,060

Oregon 0.13%
Oregon State Department of Administrative Services, Hospital Improvements Build America Bonds, Certificate of Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	272,430

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Pennsylvania 1.78%
Mount Union Area School District, School Improvements Build America Bonds, General Obligation Limited, Callable 08/01/19 @ 100, (State Aid Withholding) (OID), 6.88%, 02/01/36	$1,000,000	$1,086,320
Philadelphia Authority For Industrial Development, Pension Funding Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	500,000	540,645
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Series B, 5.09%, 03/15/28	500,000	501,825
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	352,833
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facility Improvements Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,164,540
Township of Bristol, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100 (AGM), 7.15%, 09/15/38	150,000	169,367
		3,815,530

Puerto Rico 2.52%
Government Development Bank For Puerto Rico, Cash Flow Management Revenue Bonds, Series A (OID), 3.88%, 02/01/17	2,500,000	2,531,850
Government Development Bank For Puerto Rico, Economic Improvements Revenue Bonds, Series B, 4.70%, 05/01/16	2,250,000	2,345,220
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series B, Callable 07/01/15 @ 100, 5.00%, 07/01/23	500,000	504,830
		5,381,900

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	267,445

South Dakota 0.22%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	461,616

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Tennessee 1.97%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (County Guaranteed), 7.20%, 06/01/44	$1,500,000	$1,732,245
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, Series A2, 7.43%, 07/01/43	2,000,000	2,474,960
		4,207,205

Texas 4.39%
Austin Community College District, University & College Improvements Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,049,439
City of Lancaster, Public Improvements Build America Bonds, General Obligation Limited, Series A, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	866,925
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	515,735
City of San Antonio, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	287,263
County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 5.76%, 06/15/40	500,000	554,655
County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Series C, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	560,940
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,780,260
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Series B, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	269,285
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,307,780
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements Revenue Bonds, Series B, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	994,908

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Texas (cont.)
Riesel Independent School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 08/15/19 @ 100 (Permanent School Fund Guaranteed), 5.54%, 08/15/40	$200,000	$212,654
		9,399,844

Utah 0.27%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Series B, Callable 03/01/19 @ 100, (Assured Guaranty) (OID), 6.38%, 03/01/34	500,000	569,070

Virgin Islands 0.94%
Virgin Islands Water & Power Authority, Electric Light & Power Improvements, Build America Revenue Bonds Series C (AGM), 6.65%, 07/01/28	840,000	911,912
Virgin Islands Water & Power Authority, Electric Light & Power Improvements, Build America Revenue Bonds, Series C (AGM), 6.85%, 07/01/35	1,000,000	1,109,270
		2,021,182

Virginia 1.91%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 07/16/12 @ 100 (OID), 6.71%, 06/01/46	6,365,000	4,080,792

Washington 1.41%
City of Seattle, Electric Light & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	295,550
City of Tacoma, Parking Facility Improvements, General Obligation Limited, 5.14%, 12/01/25	340,000	380,361
County of King, Public Improvements, General Obligation Limited, Series D, 5.43%, 12/01/25	500,000	606,125
Cowlitz County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	632,020
Douglas County Public Utility District No. 1, Electric Light & Power Improvements Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	280,613
Klickitat County Public Utility District No. 1, Refunding Revenue Bonds, Series A, Callable 12/01/21 @ 100, 5.25%, 12/01/29	500,000	521,850

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Washington (cont.)
Snohomish County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, Series A (OID), 5.68%, 12/01/40	$250,000	$295,673
		3,012,192

West Virginia 0.84%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,390,000	1,802,036

Wisconsin 0.51%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Series A, Callable 10/01/17 @ 100, 6.97%, 10/01/29	1,000,000	1,087,790
Total Municipal Bonds (Cost $143,640,367)		154,631,312

Corporate Bonds 10.74%
Alcoa, Inc., 5.55%, 02/01/17	250,000	273,175
Alcoa, Inc., 6.75%, 07/15/18	500,000	565,963
Alcoa, Inc., 5.90%, 02/01/27	1,000,000	991,758
Allstate Corp., 6.50%, 05/15/57	250,000	247,500
Altria Group, Inc., 9.25%, 08/06/19	250,000	347,805
Bank of America Corp., 5.00%, 05/13/21	1,000,000	1,033,548
BellSouth Corp., 6.00%, 11/15/34	875,000	975,267
Boston University, 5.20%, 10/01/45	385,000	456,903
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	206,356
Citigroup, Inc., 5.88%, 02/22/33	110,000	106,706
DDR Corp., 7.50%, 07/15/18	500,000	576,539
Digital Realty Trust L.P., 5.88%, 02/01/20	1,000,000	1,103,217
Duke Realty L.P., 4.38%, 06/15/22	250,000	251,771
Energy Transfer Partners L.P., 4.65%, 06/01/21	115,000	119,024
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	340,360
General Electric Capital Corp., 6.88%, 01/10/39	1,000,000	1,294,590
General Electric Capital Corp., 7.13%, 12/15/49	1,000,000	1,060,376
Goldman Sachs Group Inc. (The), 6.00%, 06/15/20	500,000	534,631
Goldman Sachs Group Inc. (The), 6.45%, 05/01/36	500,000	489,119
Goldman Sachs Group Inc. (The), 6.75%, 10/01/37	500,000	491,490
Kilroy Realty L.P., 4.80%, 07/15/18	100,000	105,235
Kinder Morgan Energy Partners L.P., 6.50%, 02/01/37	250,000	282,287
Liberty Property L.P., 6.63%, 10/01/17	355,000	411,413
Metlife, Inc., 10.75%, 08/01/39	1,000,000	1,402,500
Morgan Stanley, 5.75%, 01/25/21	1,000,000	987,686
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	371,643
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	1,090,733
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	963,224
Pitney Bowes, Inc., 5.60%, 03/15/18	500,000	519,787

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Principal Amount	Market Value

Prologis, 6.88%, 03/15/20	$415,000	$487,761
Simon Property Group L.P. REIT, 10.35%, 04/01/19	150,000	210,696
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,142,528
Tupperware Brands Corp., 4.75%, 06/01/21	500,000	518,920
UDR, Inc., 5.25%, 01/15/15	110,000	118,067
United States Cellular Corp., 6.70%, 12/15/33	2,000,000	2,073,644
Valero Energy Corp., 8.75%, 06/15/30	224,000	279,900
Wells Fargo & Co., 7.98%, 03/15/18	500,000	551,250
Total Corporate Bonds (Cost $22,139,332)		22,983,372

	Shares

Preferred Stocks 13.78%

Financials 12.27%
Aegon NV 8.00%	20,000	$527,800
Alexandria Real Estate Equities, Inc. REIT Series E 6.45%	40,000	1,051,200
American Financial Group, Inc. 6.38%	10,000	257,500
Aviva PLC 8.25%	20,100	552,549
CommonWealth REIT 7.50%	80,565	1,800,628
Digital Realty Trust, Inc. REIT Series E 7.00%	40,000	1,074,800
Digital Realty Trust, Inc. REIT Series F 6.63%	20,000	517,800
Equity Residential REIT Series N 6.48%	40,200	1,042,788
General Electric Capital Corp. 6.05%	7,605	194,384
Health Care REIT, Inc. REIT Series J 6.50%	40,000	1,033,200
Kimco Realty Corp. REIT Series F 6.65%	22,377	562,782
Kimco Realty Corp. REIT Series G 7.75%	26,100	669,465
Kimco Realty Corp. REIT Series H 6.90%	10,000	277,000
Kimco Realty Corp. REIT Series I 6.00%	40,000	1,006,000
KKR Financial Holdings LLC 7.50%	10,000	260,100
KKR Financial Holdings LLC 8.38%	30,000	810,300
National Retail Properties, Inc. REIT Series D 6.63%	20,000	520,000
PNC Financial Services Group, Inc. Series P 6.13%	9,500	250,325
Protective Life Corp. 6.25%	20,000	513,800
PS Business Parks, Inc. REIT Series P 6.70%	10,000	252,700
PS Business Parks, Inc. REIT Series S 6.45%	20,000	530,000
PS Business Parks, Inc. REIT Series T 6.00%	54,900	1,388,970
Public Storage REIT 5.90%	22,000	589,600
Public Storage REIT Series Q 6.50%	20,000	567,000
Public Storage REIT Series R 6.35%	60,000	1,665,000
Public Storage REIT Series U 5.63%	30,000	784,500
Regency Centers Corp. REIT Series 6 6.63%	52,000	1,384,240
Regency Centers Corp. REIT Series E 6.70%	23,912	607,723
US Bancorp Series F 6.50%	10,000	285,800
US Bancorp Series G 6.00%	6,500	177,970
Vornado Realty L.P. REIT 7.88%	41,159	1,152,452
Vornado Realty Trust REIT Series E 7.00%	2,371	62,239
Vornado Realty Trust REIT Series F 6.75%	20,800	528,944
Vornado Realty Trust REIT Series G 6.63%	80,775	2,079,956
Vornado Realty Trust REIT Series H 6.75%	12,400	314,960
Vornado Realty Trust REIT Series I 6.63%	16,000	411,040

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

	Shares	Market Value

Financials (cont.)
Vornado Realty Trust REIT Series J 6.88%	20,000	$553,400
		26,258,915

Telecommunication Services 0.49%
Qwest Corp. 7.38%	20,450	541,311
United States Cellular Corp. 6.95%	19,200	514,560
		1,055,871

Utilities 1.02%
Entergy Louisiana LLC 5.25%	20,000	505,000
NextEra Energy Capital Holdings, Inc. Series G 5.70%	5,000	132,250
NextEra Energy Capital Holdings, Inc. Series H 5.63%	20,000	519,800
SCE Trust I 5.63%	40,000	1,019,200
		2,176,250
Total Preferred Stocks (Cost $27,013,670)		29,491,036

Total Investments — 97.31% (Cost $193,572,828*)		208,186,456
Cash and Other Assets Net of Liabilities — 2.69%		5,753,094

NET ASSETS — 100.00%		$213,939,550

AGM - Assured Guaranty Municipal

AMBAC - Insured by AMBAC Indemnity Corp.

GO - General Obligation

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

Q-SBLF - Qualified School Bond Loan Fund

REIT - Real Estate Investment Trust

SEEK - Support Education Excellence in Kentucky

XLCA - Insured by XL Capital Assurance

* The aggregate cost for federal income tax purposes is $193,572,828 and net unrealized appreciation consists of:

Gross unrealized appreciation	$17,165,587
Gross unrealized depreciation	(2,551,959)
Net unrealized appreciation	$14,613,628

INCOME FUND	25

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2012 (UNAUDITED)

ASSETS
Investments in securities at value (cost $193,572,828) (Note 1)	$208,186,456
Cash	2,619,738
Receivable for Fund shares sold	1,371,434
Dividends and interest receivable	3,086,093
Prepaid expenses	48,311
TOTAL ASSETS	215,312,032

LIABILITIES
Payable for Fund shares redeemed	256,624
Payable for investments purchased	500,000
Payable for investment advisory fees	84,710
Payable for distributions to shareholders	417,133
Payable for distribution fees (Note 3)	44,136
Other accrued expenses	69,879
TOTAL LIABILITIES	1,372,482
NET ASSETS	$213,939,550
Net assets applicable to 17,730,826 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$213,939,550
Net asset value and redemption price per share ($213,939,550 ÷ 17,730,826 shares)	$12.07
Maximum offering price per share ($12.07 ÷ 0.9525)	$12.67

SOURCE OF NET ASSETS
As of June 30, 2012, net assets consisted of: Paid-in capital	$198,441,282
Undistributed net investment income	264,777
Accumulated net realized gain on investments	619,863
Net unrealized appreciation on investments	14,613,628
NET ASSETS	$213,939,550

See accompanying notes to financial statements.

26	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$686,920
Interest	5,204,545
TOTAL INVESTMENT INCOME	5,891,465

EXPENSES
Investment Advisory fees (Note 3)	539,905
Distribution fees (Note 3)	224,961
Accounting and Administration fees	105,601
Auditing fees	8,473
Chief Compliance Officer salary (Note 3)	4,388
Custodian fees	17,792
Directors’ fees	8,225
Insurance expense	21,551
Legal fees	10,014
Printing expense	26,644
Registration fees	10,555
Transfer Agent fees	129,020
Other expenses	996
TOTAL EXPENSES	1,108,125
Fees waived and reimbursed by Adviser (Note 3)	(118,298)
NET EXPENSES	989,827
NET INVESTMENT INCOME	4,901,638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	285,794
Net change in unrealized appreciation/depreciation of investments	5,091,834
Net realized and unrealized gain on investments	5,377,628
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,279,266

See accompanying notes to financial statements.

INCOME FUND	27

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011

OPERATIONS
Net investment income	$4,901,638	$7,035,282
Net realized gain from investment transactions	285,794	431,948
Net change in unrealized appreciation/depreciation of investments	5,091,834	9,300,947
Net increase in net assets resulting from operations	10,279,266	16,768,177

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(4,665,428)	(7,080,684)
Distributions from realized gains	—	(157,461)
Total distributions to shareholders	(4,665,428)	(7,238,145)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	68,729,452	77,152,281
Shares issued from reinvestment of distributions	2,883,574	4,753,713
Shares redeemed	(13,759,016)	(30,002,794)
Increase in net assets derived from capital share transactions (a)	57,854,010	51,903,200
Total increase in net assets	63,467,848	61,433,232

NET ASSETS
Beginning of period	150,471,702	89,038,470
End of period	$213,939,550	$150,471,702

Undistributed net investment income	$264,777	$28,567

(a) Transactions in capital stock were:
Shares sold	5,770,016	6,798,807
Shares issued from reinvestment of distributions	241,623	421,277
Shares redeemed	(1,155,683)	(2,645,402)
Increase in shares outstanding	4,855,956	4,574,682

See accompanying notes to financial statements.

28	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended 6/30/12 (Unaudited)	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/09*
Net Asset Value, Beginning of Period	$11.69	$10.73	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.32 [1]	0.70 [1]	0.73 [1]	0.81 [1]
Net realized and unrealized gain on investments	0.37	0.98	0.14	0.80
Total from investment operations	0.69	1.68	0.87	1.61

Less Distributions:
Distributions from net investment income	(0.31)	(0.71)	(0.73)	(0.88)
Distributions from capital gains	—	(0.01)	(0.06)	(0.08)
Total distributions	(0.31)	(0.72)	(0.79)	(0.96)
Net Asset Value, End of Period	$12.07	$11.69	$10.73	$10.65
Total Return[2]	5.95%[3]	16.12%	8.23%	17.10%
Ratios/Supplemental Data
Net assets, end of period (000)	$213,940	$150,472	$89,038	$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.23%[4]	1.30%	1.35%	1.82%
After expense reimbursement or recapture	1.10%[4]	1.10%	1.10%	1.01%
Ratio of net investment income to average net assets	5.45%[4]	6.19%	6.64%	7.69%
Portfolio turnover	1.54%[3]	3.12%	16.79%	29.21%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
[3]	Calculation is not annualized.
[4]	Calculation is annualized.
*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

INCOME FUND	29

NOTES TO FINANCIAL STATEMENTS	JUNE 30, 2012 (UNAUDITED)

Note 1 - Significant Accounting Policies

Spirit of America Income Fund, a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

— Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

— Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

— Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

The summary of inputs used to value the Fund’s net assets as of June 30, 2012 is as follows:

Income Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments in Securities:
Preferred Stock	$29,491,036	$—	$—	$29,491,036
Corporate debt securities	—	22,983,372	—	22,983,372
Debt securities issued by States of the United States and political subdivisions of states	—	154,631,312	—	154,631,312
Collateralized debt obligations	—	1,080,736	—	1,080,736

Total	$29,491,036	$178,695,420	$—	$208,186,456

During the six months ended June 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended June 30, 2012, excluding short-term investments, were $60,107,041 and $2,719,755, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the six months ended June 30, 2012 were $539,905.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2013. For the six months ended June 30, 2012, the Adviser reimbursed the Fund $118,298.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of June 30, 2012 was $639,220. Of this balance, $125,017 will expire in 2012, $168,630 will expire in 2013, $227,275 will expire in 2014 and $118,298 will expire in 2015.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the six months ended June 30, 2012, fees paid to the Distributor under the Plan were $224,961.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended June 30, 2012, sales charges received by the Distributor were $3,439,810. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $2,000, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended June 30, 2012, the Fund was allocated $4,388 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 - Federal Income Taxes

The tax character of distributions paid during the year ended December 31, 2011 is as follows:

Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2011	$7,112,532	$0	$125,613	$7,238,145

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes. The tax character of distributions paid during the year ending December 31, 2012 will be reported in the December 31, 2012 Annual Report.

At December 31, 2011, the Fund had no capital loss carryforwards or Deferred Post-October Losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’

principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint (the “Complaint”) from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason are appealing the decision and expect to be vindicated. The appeal, which could potentially take between one (1) and four (4) years, stays the enforcement of any fines, sanctions and/or suspensions. However, there cannot be any assurance that, if FINRA were ultimately to be successful in this action, and assess fines and/or sanctions against Mr. Mason and/or DLA, such fines and/or sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	JUNE 30, 2012 (UNAUDITED)

Note 7 - Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

INCOME FUND	35

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2012, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2012 Spirit of America SOAIN-SAR12

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer (principal executive officer)

Date	August 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer (principal executive officer)

Date	August 22, 2012

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer (principal financial officer)

Date	August 22, 2012

*	Print the name and title of each signing officer under his or her signature.